UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: June 30, 2022

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

NEW COVENANT FUNDS®

June 30, 2022

ANNUAL REPORT

New Covenant Funds

❯	New Covenant Growth Fund

❯	New Covenant Income Fund

❯	New Covenant Balanced Growth Fund

❯	New Covenant Balanced Income Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-835-4531. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

newcovenantfunds.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	8
Schedules of Investments	16
Statements of Assets and Liabilities	56
Statements of Operations	57
Statements of Changes in Net Assets	58
Financial Highlights	60
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	78
Trustees and Officers of the Trust	79
Disclosure of Fund Expenses	83
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements	85
Notice to Shareholders	88

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — JUNE 30, 2022 (Unaudited)

To Our Shareholders:

Asset class performance was negative during the reporting period ending June 30, 2022. The fiscal year consisted of continuing changes in COVID-19 variants rampaging through the world, increasing inflation expectations due to supply issues, and an ongoing conflict in Ukraine. Investors faced inhospitable conditions on multiple fronts during the close of the fiscal year. In general, equity markets were able to withstand high volatility and concerns over new COVID-19 variants in late 2021 and the Russian invasion of Ukraine beginning in 2022. However, concerns of looming recession, higher interest rates, and surging inflation weakened the backdrop for risk assets during the final three months of the fiscal year. Stocks and bonds simultaneously faced steep price declines amid extreme volatility, while commodities recorded a broad and robust gain. Global developed-market equities ultimately finished in negative territory.

Tightening supply-chain dynamics contributed to higher prices for both consumers and producers; this caused input prices for a wide variety of goods to increase, resulting in higher prices for consumers as well. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation.

The U.S. Treasury yield curve flattened, especially over the last few months of the fiscal year, as the Federal Reserve (Fed) hiked interest rates. U.S. Treasury yields on the shorter end of the curve rose in greater magnitude than the long end as the yield on 2-year Treasurys jumped by 267 basis points, while the yield on 10-year Treasurys rose 153 basis points and the yield on 30-year Treasurys increased by 108 basis points.

Geopolitical Events

In February 2022, the six-millionth victim of the COVID-19 outbreak was claimed globally, including over 900,000 in the U.S. alone. The final quarter of the period was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. Case numbers soared over this period as the new variant proved to be highly transmissible, though by most accounts it was also less severe.

The U.S. Congress voted to raise the debt ceiling (that is, the federal government’s borrowing limit) twice during the period—first with an October stopgap hike of $480 billion, and then with a December increase of $2.5 trillion—which is expected to cover spending through early 2023. President Joe Biden signed the Infrastructure Investment and Jobs Act—a multi-year infrastructure funding bill—into law during November. The initiative appropriated $1.2 trillion (including $550 billion above baseline spending), with nearly $300 billion of new spending to fund transportation projects over the next decade, another $65 billion apiece dedicated to broadband internet and power grid projects, and $55 billion reserved for water infrastructure.

Western nations responded to Russia’s invasion of Ukraine in late February with an array of sanctions, bans, and other coordinated actions—largely focused on disrupting the country’s financial, energy, technology and transportation activities, as well as state-owned enterprises and high-profile individuals in public and business positions. In addition to having mounted a fierce resistance to Russia’s invasion, Ukraine submitted a formal application for admission to the European Union (EU).

The imposition of coordinated sanctions effectively blocked Russian entities from trade in major foreign currencies. The Russian Central Bank was forced to increase its benchmark rate by a considerable 10.5% to 20.0%; offer unlimited liquidity support to banks as they faced runs; raise capital controls on exporters and residents; and shutter its financial markets. By mid-March, the EU had instituted a broad ban on investments in Russia as well as exports to and imports from the country (although imports of Russian metals and energy are still permitted).

Russia began reducing natural gas pipeline supply to Europe in mid-June right before the end of the reporting period, limiting its ability to stockpile for winter, and driving prices in the region much higher.

New Covenant Funds / Annual Report / June 30, 2022

NEW COVENANT FUNDS — JUNE 30, 2022 (Unaudited) (Continued)

OPEC+ (the Organization of the Petroleum Exporting Countries—plus Russia) agreed at the beginning of June to boost the size of an oil production increase by roughly 50% in July and August, totaling 648,000 new barrels per day.

The North Atlantic Treaty Organization (NATO) announced a plan in the final days of the period to increase its high-readiness Response Force (NRF) from 40,000 to 300,000 after activating NRF troops for the first time in its history following Russia’s attack on Ukraine. Sweden and Finland’s paths to join NATO brightened at the end of June. Turkey unblocked their applications and signed a trilateral memorandum of support for their memberships in exchange for weapons sales, and prioritization by the Scandinavian countries of Turkish extradition requests for purported Kurdish militants.

The U.S. followed NATO’s planned increases with its own European expansion announcement at the end of the quarter. The buildout will include a permanent Army base in Poland, rotations through Romania and the Baltics, more Navy ships in Spain, air defenses in Italy, and fighter jets in the U.K.

Economic Performance

Gross domestic product (GDP) continued to slow in June after accelerating sharply from the beginning of the year. GDP contracted by an annualized 1.6% during the first quarter of 2022, the first decline since the second quarter of 2020. Meanwhile, the U.S. consumer-price index increased by 9.1% in the year through June—the worst inflation reading in more than four decades.

The U.S. labor market remained quite healthy during the second quarter. The U.S. unemployment rate held at 3.6% in June, just above a 50-year low. The U.S. labor market added 390,000 jobs in May and 372,000 jobs in June, while average hourly earnings increased by 0.3% for the month and 5.1% over the prior year. Services-sector growth jumped to notably high levels in March and April after recovering in February from a near-standstill at the start the year. However, U.S. services-sector growth declined through the remainder of the period, ending with a weak expansion in June.

The Federal Open Market Committee (FOMC) increased the federal-funds rate by 0.50% (the first hike of its size since 2000) at its early-May 2022 meeting, and then by 0.75% (the first of its size since 1994) at its mid-June meeting, bringing the benchmark rate to a range between 1.50% and 1.75%. The central bank also announced plans to reduce its balance sheet in June, allowing Treasurys and mortgages to run off (that is, mature without being replaced) at maximum respective paces of $60 billion and $35 billion per month. Economic fundamentals deteriorated in the FOMC’s latest quarterly Summary of Economic Projections (SEP), released in June. Real GDP projections declined for 2022, 2023, and 2024 compared to the March SEP, while projections for the unemployment rate increased across all three years, and inflation expectations increased for 2022. Projections for the federal funds rate were higher across the board as well.

Market Developments

The S&P 500 Index returned -10.62% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000 Value Index) fell by 6.82% and outperformed large-cap growth stocks (as measured by the Russell 1000 Growth Index), which tumbled by 18.77%. At the sector level, energy, utilities, and consumer staples led, while telecommunication services, capital goods, and information technology lagged.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period down 13.01%, while small-cap stocks (Russell 2000 Index) finished the period down 25.20%. The decline in small caps came from growth names; the Russell 2000 Growth Index gave back 33.43% during the period, while the Russell 2000 Value Index fell by 16.28%.

Overall, U.S. equities outpaced major developed markets during the fiscal year. Developed markets, as measured by the MSCI World Index (Net) (USD), finished down 14.34% for the year, outperforming emerging markets. The MSCI Emerging Markets Index (Net) (USD) finished the reporting period down 25.28% in U.S. dollar terms, as a strong U.S. dollar and anticipation of tighter monetary conditions was a headwind. The best-performing region was EM Latin America, which was helped by surging commodity prices and a relatively calm political environment; EM Europe was the worst-performing region as small-cap stocks suffered and businesses with exposure to Russia plummeted due to the Russian invasion in Ukraine.

New Covenant Funds / Annual Report / June 30, 2022

The MSCI Europe Index (USD) deteriorated by 17.61%. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, slumped by 15.75% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded a 1.64% gain in U.S. dollar terms over the full reporting period.

U.S. investment-grade corporate debt was lower; the Bloomberg US Corporate Investment Grade Index gave back 14.19% as the rise in interest rates had a negative impact on returns (bond prices move inversely to interest rates). U.S. asset-backed securities also declined during the fiscal year, as did mortgage-backed securities, which were challenged by elevated supply and fast prepayment speeds.

U.S. high-yield bonds, which have less interest-rate sensitivity than Treasurys, outperformed U.S. government bonds as investors searched for yield; the escalation of COVID-19 also did not lead to the high default rates predicted early in the crisis. The U.S. government bond market, as measured by the Bloomberg Long US Government Bond Index, finished lower during the reporting period, while U.S. high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index, declined 12.67%. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were positive during the period. The MSCI ACWI Commodity Producers Index (which represents the global commodity market) finished up 8.64% over the full one-year period; the Bloomberg 1-10 Year US TIPS Index (USD) moved 2.03% higher during the reporting period, fueled by rising inflation expectations.

Global fixed income, as measured by the Bloomberg Global Aggregate Index, was down 15.25%. Emerging-market debt (EMD) delivered negative performance due to the expectation that central bank rate hikes would slow emerging-market growth; inflation, which remained higher and more persistent than in the developed world, was also a challenge. The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified, which tracks local-currency-denominated EM bonds, dropped 19.28% in U.S. dollar terms. The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks EMD denominated in external currencies (such as the U.S. dollar), was down 21.22%.

The U.S. dollar gradually climbed during the fiscal year (relative to a trade-weighted basket of foreign currencies) and finished near its period high.

Our view

It’s been our mantra for the past year that U.S. inflation would be higher for longer than most economists and investors appeared to expect. We believe this remains the case, although the gap between our expectations and those priced in U.S. markets has narrowed considerably, and the pace of inflation’s increase is almost certainly close to a peak. Investors and the Fed still seem to be betting that inflation pressures will ebb significantly starting in the second half of this year and fall to 3% by the end of 2023.

Fed Chairman Jerome Powell continued to express hope that the Fed can achieve a “softish” landing, where inflation gradually decelerates back to the central bank’s 2% target without a recession. Unfortunately, there has been only one successful instance since the end of World War II (1951-to-1952) when inflation was running above 5%.

Federal funds-rate futures indicated that investors are anticipating a series of increases between now and year-end that would bring the funds rate to 3.4%. The peak is indicated to be between 3.75% and 4% a year from the reporting period’s end. Markets are presumably pricing in a recession by the second half of 2023, considering the funds rate is projected to decline at that point.

We believe this to be a reasonable forecast, but the outcome will depend on how quickly the economy actually weakens and inflation ebbs. The evidence as of today suggests that the U.S. economy may continue to show a resilience that surprises both the Fed and investors.

There are signs of economic trouble ahead. The surge in U.S. mortgage rates is delivering a big blow to the housing market. Beyond real estate, economists have begun citing the big increase in retail inventories as a harbinger of recession. We are doubtful that the inventory problems of department stores and general merchandisers are serious enough to throw the economy into recession in the near term.

New Covenant Funds / Annual Report / June 30, 2022

NEW COVENANT FUNDS — JUNE 30, 2022 (Unaudited) (Continued)

There is no denying that rising interest rates will slow economic growth. But changes in monetary policy affect the economy with a long and variable lag. While the financial strength of U.S. businesses and households is likely to ebb, the starting point is a very high one. The labor market, for instance, remains exceptionally tight. Until a better balance between the demand and supply of labor is achieved, one should expect further large wage gains at the lower end of the wage-income spectrum, where the job market is tightest.

American job switchers have enjoyed a sharper-than-average wage gain of 7.5% over the period. It should not be surprising that the U.S. quit rate is significantly higher than in 2019 or at the previous economic peak in 2007.

Other major developed economies aren’t too far behind. The U.K. has an unemployment rate below 4%. Canada and Europe usually have unemployment rates that are considerably higher than the U.S. and the U.K. That remains the case, but both report jobless totals that are below previous cyclical lows.

All this suggests that workers are in a strong position to seek bigger wage gains in an effort to keep up with inflation. The possibility of a global wage-price spiral still cannot be dismissed out of hand. This could force central banks to raise interest rates more than they would prefer.

In Europe, the need to hike interest rates has once again raised the specter of another periphery debt crisis. Italian 10-year bonds are trading some 70 basis points higher against German bonds than they were at the start of the year. This is on top of the two percentage-point jump in German rates that has been logged over the same six-month stretch.

The stress has not reached the crisis levels of the 2010-to-2012 period. Given all the other problems facing Europe, the European Central Bank (ECB) has vowed to support the weaker members of the eurozone with continued bond purchases.

As was the case last time, the economic priorities of the strongest countries are diverging from their weaker neighbors. The German-led bloc needs a more aggressive policy tightening along the lines of what the Fed is expected to do. Meanwhile, the weaker countries, Italy and Greece especially, now bear an even heavier debt burden relative to the size of their economies than was the case a decade ago. The interest expense on that debt could get out of hand fairly quickly if the cost of capital continues its sharp upward trajectory.

The ECB is so concerned about the situation that it actually held an emergency meeting the same day as the Fed’s interest-rate announcement in order to assure markets that it is working on an “anti-fragmentation tool” that will keep spreads narrow while still allowing the central bank to fight inflation.

On a more positive note, China’s economy appears to be in recovery mode. COVID-19 lockdowns in Beijing, Shanghai and other parts of the country have eased. The zero-COVID policy pursued by the Chinese government has hurt the economy to an extent seldom seen in the past three decades.

Home sales have also plummeted, falling 34% over the 12 months ended May. Chinese authorities are now trying to revive the property market by lowering mortgage rates, cutting mortgage down payment requirements and encouraging banks to start lending again.

Economy-wide lending has picked up, finally turning positive for the first time in a year. If that trend continues in the months ahead, other measures of current economic health should begin to recover too. Whether that will be enough to stave off a global recession is doubtful, however, in view of the rising interest-rate trend in the advanced economies. It might even prove counterproductive if a revival in Chinese demand for energy and other raw materials exacerbates the commodity-price boom at a time when global supplies are still constrained.

The poor performance of financial markets this year suggests that investors have already discounted a lot of bad news. The price decline in the S&P 500 Index recorded in the year-to-date contrasts sharply with the ongoing increases in forward-earnings estimates. The result has been one of the sharpest reductions in stock multiples outside of a recession in the past 25 years.

The froth certainly appears to have been taken out of the markets by this year’s pullback. That’s the good news. The bad news is that an economic recession and a corresponding decline in earnings might not yet be fully reflected in stock prices. Multiples tend to slide as projected earnings estimates fall. Even if price-to-earnings ratios remain at current levels, there could be a decline in projected earnings—and a comparable drop in stock prices—as analysts

New Covenant Funds / Annual Report / June 30, 2022

incorporate a recession’s impact into their models. While the consensus view is that stock prices face rough seas ahead, it is possible that earnings multiples do not need to contract much further than they have already - with the caveat that bond yields stabilize near current levels and do not climb significantly higher.

Sincerely,

James Smigiel

Chief Investment Officer

New Covenant Funds / Annual Report / June 30, 2022

NEW COVENANT FUNDS — JUNE 30, 2022 (Unaudited) (Concluded)

Index Definitions

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg US Aggregate Bond Index: The Bloomberg U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg U.S. Intermediate Aggregate Bond Index: is an unmanaged index generally representative of intermediate investment grade government and corporate debt securities with maturities of 10 years or less (Income Fund, Balanced Growth Fund and Balanced Income Fund).

Blended 60% Russell 3000® Index/40% Bloomberg U.S. Intermediate Aggregate Bond Index: is a composite composed of 60% Russell 3000® Index and 40% Bloomberg U.S. Intermediate Aggregate Bond Index (Balanced Growth Fund).

Blended 35% Russell 3000® Index/65% Bloomberg U.S. Intermediate Aggregate Bond Index: is a composite composed of 35% Russell 3000® Index and 65% Bloomberg U.S. Intermediate Aggregate Bond Index (Balanced Income Fund).

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets. The Index consists of 24 developed-market country indexes.

New Covenant Funds / Annual Report / June 30, 2022

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 3000® Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

New Covenant Funds / Annual Report / June 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2022 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of June 30, 2022, was Parametric Portfolio Associates LLC (Parametric). There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending June 30, 2022, the Fund returned -13.92%. The Fund’s primary benchmark, the Russell 3000® Index—which measures the performance of the 3,000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market—returned -13.87%.

IV. Fund Attribution

U.S. equities produced negative returns during the fiscal year as investors reacted to rising interest rates, the Ukraine invasion, and high inflation. The COVID-19 pandemic’s impact on normal activities diminished during the period, but supply-chain issues persisted. This combination of concerns took a toll on investor sentiment and expensive stocks generally declined by a greater amount than moderately-priced stocks.

The energy sector was the best performer during the fiscal year, fueled by commodity prices. The communication services sector was the worst performer as a result of the decline in some previous high flyers, such as social media stocks. The consumer discretionary sector also underperformed with notable declines in e-commerce stocks. Traditionally less cyclical areas (such as consumer staples, health care, and utilities) outperformed.

In this environment, the Fund’s performance was similar to the benchmark as favorable relative performance of holdings in the pharmaceutical industry was offset by the opportunity cost from an underweight to defense contractors. Modest underweights to the energy and utilities sectors detracted slightly. Within the consumer staples sector, the Fund experienced some opportunity cost from not owning tobacco stocks, but there was a favorable benchmark-relative contribution from an overweight to food and beverage stocks for the fiscal year.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Growth Fund	-13.92%	9.57%	10.11%	11.04%	5.36%
Russell 3000® Index	-13.87%	9.77%	10.60%	12.57%	6.74%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund versus the Russell 3000® Index.

1

For the periods ended June 30, 2022. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Convenant Funds / Annual Report / June 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2022 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of June 30, 2022: Income Research & Management (IRM), Western Asset Management Company, and Western Asset Management Company Limited. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending June 30, 2022, the Fund returned -9.34%. The Fund’s primary benchmark, the Bloomberg U.S. Intermediate Aggregate Bond Index—a capitalization-weighted index that measures the performance of investment-grade bonds in the U.S. with maturities of less than 10 years—returned -7.91%.

IV. Fund Attribution

During the first half of the fiscal period, risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the COVID-19 pandemic in March 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate to near zero and kept it in a close range through 2021, supporting non-Treasury sectors. As vaccination rates increased and the U.S. economy reopened, higher demand and consumer spending further boosted risk assets. Despite the re-opening, global supply-chain constraints persisted—along with increasing demand and record stimulus—spurring the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad-based. As a result, the Fed began tapering asset purchases during the fourth quarter 2021, ultimately concluding its asset-purchase program in March 2022 and began reducing its balance sheet in June. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items, such as wheat, around the globe. At its meeting in March 2022, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing grew as unease about stagflation increased. The Fed raised its target range by 50 bps at its May meeting (the first 50-

bps rate hike since May 2000), and then followed up with an additional 75-bps increase in June 2022 (the first 75-bps rate hike since 1994).

Yields increased substantially across the yield curve during the fiscal period as inflation expectations rose, monetary policy tightened, and market pricing moved in advance of the Federal Reserve (Fed). The yield curve flattened considerably, with short-term yields increasing by a greater magnitude than long-term yields in response to the Fed’s tightening activity. Two-year yields rose by 267 basis points (bps) over the 12-month period, while 10- and 30-year yields increased by 153 and 108 bps, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds (yields and prices have an inverse relationship). Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period due to rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) also underperformed Treasurys due to technical headwinds caused by the Fed tapering and then concluding bond purchases; the central bank had been the largest purchaser of agency MBS and, as a result, spreads widened into fiscal year end. Non-agency MBS continued to be supported by a robust housing market in spite of climbing mortgage rates that were nearly 200 bps higher than a year earlier. Asset-backed securities (ABS) lagged as well, but fundamentals continued to be strong in consumer-based sub-sectors as the labor market remained healthy and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expected.

Given the negative excess returns generated by risk assets, the Fund underperformed the Bloomberg U.S. Intermediate Aggregate Bond Index during the period. Positioning within ABS detracted (particularly auto ABS), while an underweight to agency MBS added. A slightly long duration posture versus the benchmark detracted from performance while yield-curve positioning modestly contributed as the yield curve flattened.

IRM outperformed for the year in large part due to a short duration posture as well as curve positioning. Selection within corporates added but was partially offset by overweights to corporate sub-sectors. Selection within ABS detracted.

New Covenant Funds / Annual Report / June 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2022 (Unaudited)

New Covenant Income Fund (Concluded)

Western underperformed due to a slightly long duration posture and curve positioning throughout the period. Overweight corporate credit detracted, but was partially offset by security selection in financials and utilities. An underweight to agency MBS added.

The Fund used Treasury futures, eurodollar futures, and to-be-announced (TBA) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve, and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Income Fund	-9.34%	-0.98%	0.56%	1.12%	2.92%
Bloomberg U.S. Intermediate Aggregate Bond Index	-7.91%	-0.60%	0.88%	1.38%	3.89%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund versus the Bloomberg U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2022. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Covenant Funds / Annual Report / June 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2022 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The Balanced Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the Growth Fund) and the New Covenant Income Fund (the Income Fund), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2022, the Fund returned -11.85%. The Fund’s primary benchmark, the Russell 3000® Index—which measures the performance of the 3,000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market—returned -13.87%.

IV. Fund Attribution

U.S. equities produced negative returns during the fiscal year as investors reacted to rising interest rates, the Ukraine invasion, and high inflation. The COVID-19 pandemic’s impact on normal activities diminished during the period, but supply-chain issues persisted. This combination of concerns took a toll on investor sentiment and expensive stocks generally declined by a greater amount than moderately-priced stocks.

The energy sector was the best performer during the fiscal year, fueled by commodity prices. The communication services sector was the worst performer as a result of the decline in some previous high flyers, such as social media stocks. The consumer discretionary sector also underperformed with notable declines in e-commerce stocks. Traditionally less cyclical areas (such as consumer staples, health care, and utilities) outperformed.

In this environment, the Growth Fund’s performance was similar to the benchmark as favorable relative performance of holdings in the pharmaceutical industry was offset by the opportunity cost from an underweight to defense contractors. Modest underweights to the energy and utilities sectors detracted slightly. Within the consumer staples sector, the Growth Fund experienced some opportunity cost from not owning tobacco stocks, but there was a favorable benchmark-relative contribution from an overweight to food and beverage stocks for the fiscal year.

Yields increased substantially across the yield curve during the fiscal period as inflation expectations rose, monetary policy tightened, and market pricing moved in advance of the Federal Reserve (Fed). The yield curve flattened considerably, with short-term yields increasing by a greater magnitude than long-term yields in response to the Fed’s tightening activity. Two-year yields rose by 267 basis points (bps) over the 12-month period, while 10- and 30-year yields increased by 153 and 108 bps, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds (yields and prices have an inverse relationship). Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period due to rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) also underperformed Treasurys due to technical headwinds caused by the Fed tapering and then concluding bond purchases; the central bank had been the largest purchaser of agency MBS and, as a result, spreads widened into fiscal year end. Non-agency MBS continued to be supported by a robust housing market in spite of climbing mortgage rates that were nearly 200 bps higher than a year earlier. Asset-backed securities (ABS) lagged as well, but fundamentals continued to be strong in consumer-based sub-sectors as the labor market remained healthy and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expected.

Given the negative excess returns generated by risk assets, the Income Fund underperformed the Bloomberg U.S. Intermediate Aggregate Bond Index during the period. Positioning within ABS detracted (particularly auto ABS), while an underweight to Agency MBS added. A slightly long duration posture versus the benchmark detracted

New Covenant Funds / Annual Report / June 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2022 (Unaudited)

New Covenant Balanced Growth Fund (Concluded)

from performance while yield-curve positioning modestly contributed as the curve flattened.

The Income Fund used Treasury futures, eurodollar futures, and to-be-announced (TBA) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve, and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac, and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	-11.85%	5.69%	6.52%	7.16%	4.63%
Russell 3000® Index	-13.87%	9.77%	10.60%	12.57%	6.74%
Bloomberg U.S. Intermediate Aggregate Bond Index	-7.91%	-0.60%	0.88%	1.38%	3.89%
Blended 60% Russell 3000® Index/40% Bloomberg U.S. Intermediate Aggregate Bond Index	-11.26%	5.95%	7.00%	8.22%	5.91%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund versus the Russell 3000® Index, Bloomberg U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 3000® Index/40% Bloomberg U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2022. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 3000® Index and the Bloomberg U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2022 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The Balanced Income Fund’s (the “Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the Growth Fund) and the New Covenant Income Fund (the Income Fund), with a majority of its assets generally invested in shares of the Income Fund. Between 50% and 75% of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2022, the Fund returned -10.74%. The Fund’s primary benchmark, the Russell 3000® Index—which measures the performance of the 3,000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market—returned -13.87%.

IV. Fund Attribution

During the first half of the fiscal period, risk assets were supported by accommodative monetary policy and the reopening of the U.S. economy. At the onset of the COVID-19 pandemic in March 2020, the Federal Reserve (Fed) slashed the target range on the fed funds rate to near zero and kept it in a close range through 2021, supporting non-Treasury sectors. As vaccination rates increased and the U.S. economy reopened, higher demand and consumer spending further boosted risk assets. Despite the re-opening, global supply-chain constraints persisted—along with increasing demand and record stimulus—spurring the highest inflationary pressures since the 1970s. Initially viewed as transitory, inflation proved to be persistent and broad-based. As a result, the Fed began tapering asset purchases during the fourth quarter 2021, ultimately concluding its asset-purchase program in March 2022 and began reducing its balance sheet in June. Russia’s invasion of Ukraine exacerbated inflationary pressures, raising energy prices and food items, such as wheat, around the globe. At its meeting in March 2022, the Fed raised the target range of the fed funds rate by 25 basis points (bps). As inflation persisted and the conflict in Ukraine continued, concerns over the Fed’s ability to engineer a soft landing grew as unease about stagflation increased. The Fed raised its target range by 50 bps at its May meeting (the first 50-bps rate hike since May 2000), and then followed up with an additional 75-bps increase in June 2022 (the first 75-bps rate hike since 1994).

The Fed’s support went beyond traditional monetary policy as the central bank purchased both individual corporate bonds and corporate bond exchange-traded funds through its Secondary Market Corporate Credit Facility, backstopped agency-backed securities as they re-instituted the Term Asset-Backed Securities Loan Facility, and continued to purchase agency mortgage-backed securities (“MBS”) and U.S. Treasurys at a pace of $120 billion per month during the period. Additional fiscal stimulus provided payments directly to Americans and extended unemployment benefits, serving to boost consumer spending as the economy moved toward a full reopening. A successful rollout of COVID-19 vaccines throughout the first six months of 2021 resulted in the lifting of health-related lockdowns, further propelling the economic rebound.

Yields increased substantially across the yield curve during the fiscal period as inflation expectations rose, monetary policy tightened, and market pricing moved in advance of the Federal Reserve (Fed). The yield curve flattened considerably, with short-term yields increasing by a greater magnitude than long-term yields in response to the Fed’s tightening activity. Two-year yields rose by 267 basis points (bps) over the 12-month period, while 10- and 30-year yields increased by 153 and 108 bps, respectively. The rise in yields led to negative absolute returns for U.S. Treasury bonds (yields and prices have an inverse relationship). Risk assets underperformed duration-neutral Treasurys as the growth outlook worsened during the period due to rising inflation, the conflict in Ukraine, and tightening monetary policy. Corporates generated both negative absolute and excess returns during the period with spreads widening as the growth outlook dampened. From a quality perspective, BBBs lagged higher-quality bonds. Agency mortgage-backed securities (MBS) also underperformed Treasurys due to technical headwinds caused by the Fed tapering and then concluding bond purchases; the central bank had been the largest purchaser of agency MBS and, as a result, spreads widened into fiscal year end. Non-agency MBS continued to be supported by a robust housing market in spite of climbing mortgage rates that were nearly 200 bps higher than a year

New Covenant Funds / Annual Report / June 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2022 (Unaudited)

New Covenant Balanced Income Fund (Concluded)

earlier. Asset-backed securities (ABS) lagged as well, but fundamentals continued to be strong in consumer-based sub-sectors as the labor market remained healthy and incomes continued to advance. Commercial MBS (CMBS) underperformed along with other risk assets, but commercial securitizations held up better than expected.

Given the negative excess returns generated by risk assets, the Income Fund underperformed the Bloomberg U.S. Intermediate Aggregate Bond Index during the period. Positioning within ABS detracted (particularly auto ABS), while an underweight to agency MBS added. A slightly long duration posture versus the benchmark detracted from performance while yield-curve positioning modestly contributed as the curve flattened.

U.S. equities produced negative returns during the fiscal year as investors reacted to rising interest rates, the Ukraine invasion, and high inflation. The pandemic’s impact on normal activities diminished during the period, but supply-chain issues persisted. This combination of concerns took a toll on investor sentiment and expensive stocks generally declined by a greater amount than moderately-priced stocks.

The energy sector was the best performer during the fiscal year, fueled by commodity prices. The communication services sector was the worst performer as a result of the decline in some previous high flyers, such as social media stocks. The consumer discretionary sector also underperformed with notable declines in e-commerce stocks. Traditionally less cyclical areas (such as consumer staples, health care, and utilities) outperformed.

In this environment, the Growth Fund’s performance was similar to the benchmark as favorable relative performance of holdings in the pharmaceutical industry was offset by the opportunity cost from an underweight to defense contractors. Modest underweights to the energy and utilities sectors detracted slightly. Within the consumer staples sector, the Growth Fund experienced some opportunity cost from not owning tobacco stocks, but there was a favorable benchmark-relative contribution from the Fund overweighting food and beverage stocks for the fiscal year.

The Income Fund used Treasury futures, eurodollar futures, and to-be-announced (TBA) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve, and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac, and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	-10.74%[3]	2.99%	4.05%	4.61%	3.92%
Russell 3000® Index	-13.87%	9.77%	10.60%	12.57%	6.74%
Bloomberg U.S. Intermediate Aggregate Bond Index	-7.91%	-0.60%	0.88%	1.38%	3.89%
Blended 35% Russell 3000® Index/65% Bloomberg U.S. Intermediate Aggregate Bond Index	-9.78%	3.33%	4.54%	5.41%	5.18%

New Covenant Funds / Annual Report / June 30, 2022

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund versus the Russell 3000® Index, Bloomberg U.S. Intermediate Aggregate Bond Index and Blended 35% Russell 3000® Index/65% Bloomberg U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2022. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 3000® Index and the Bloomberg U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

3	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.5%
United States — 93.5%
Communication Services — 7.8%
Activision Blizzard Inc	7,059	$550
Alphabet Inc, Cl A *	4,093	8,920
Alphabet Inc, Cl C *	3,815	8,345
AMC Entertainment Holdings, Cl A *(A)	6,903	94
AT&T Inc	119,675	2,508
Bandwidth Inc, Cl A *	74	1
Cable One Inc	79	102
Cardlytics Inc *	761	17
Cars.com Inc *	4,178	39
Charter Communications Inc, Cl A *	1,268	594
Cinemark Holdings Inc *	4,289	64
Cogent Communications Holdings Inc	148	9
Comcast Corp, Cl A	52,817	2,073
EchoStar Corp, Cl A *	1,124	22
Electronic Arts Inc	4,844	589
Eventbrite Inc, Cl A *	2,537	26
EverQuote Inc, Cl A *	1,468	13
EW Scripps Co/The, Cl A *	3,299	41
Fox Corp, Cl A	1,372	44
Fox Corp, Cl B	1,428	42
fuboTV *	3,908	10
IAC *	376	29
IMAX Corp *	2,244	38
Interpublic Group of Cos Inc/The	8,487	234
Iridium Communications Inc *	366	14
John Wiley & Sons Inc, Cl A	236	11
Liberty Broadband Corp, Cl A *	81	9
Liberty Broadband Corp, Cl C *	343	40
Liberty Media Corp-Liberty Formula One, Cl C *	262	17
Liberty Media Corp-Liberty SiriusXM, Cl C *	234	8
Liberty Media -Liberty Braves *	3,820	93
Live Nation Entertainment Inc *	181	15
Loyalty Ventures *	534	2
Lumen Technologies	872	9

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Madison Square Garden Entertainment Corp *	1,768	$93
Madison Square Garden Sports Corp *	39	6
Magnite Inc *	2,551	23
Match Group Inc *	1,841	128
Meta Platforms, Cl A *	28,182	4,544
Netflix Inc *	5,046	882
New York Times Co/The, Cl A	439	12
News Corp, Cl A	829	13
Nexstar Media Group Inc, Cl A	94	15
Omnicom Group Inc	10,137	645
Paramount Global, Cl B	7,304	180
Pinterest, Cl A *	3,339	61
ROBLOX, Cl A *	6,473	213
Roku Inc, Cl A *	818	67
Scholastic Corp	1,266	46
Shenandoah Telecommunications Co	222	5
Sirius XM Holdings Inc	7,153	44
Spotify Technology SA *	1,265	119
Take-Two Interactive Software Inc *(A)	1,416	173
TechTarget Inc *	1,986	130
TEGNA Inc	3,052	64
T-Mobile US Inc *	6,126	824
TripAdvisor Inc *	1,712	30
Twitter Inc *	7,369	276
Verizon Communications Inc	57,853	2,936
Vimeo *	610	4
Walt Disney Co/The *	21,958	2,073
Warner Bros Discovery *	29,305	393
World Wrestling Entertainment Inc, Cl A	780	49
Yelp, Cl A *	1,355	38
Ziff Davis *	2,547	190
		38,898
Consumer Discretionary — 10.2%
1-800-Flowers.com Inc, Cl A *	3,668	35
2U Inc *	871	9
Aaron's Co Inc	416	6
Abercrombie & Fitch Co, Cl A *	2,970	50
Adtalem Global Education Inc *	5,431	195
Advance Auto Parts Inc	317	55
Airbnb, Cl A *	2,245	200
Amazon.com Inc *	110,551	11,742
American Eagle Outfitters Inc	3,416	38
American Public Education Inc *	1,831	30
AMMO *	12,255	47
Aramark	260	8
Asbury Automotive Group Inc *	425	72
AutoNation Inc *	970	108
AutoZone Inc *	235	505
Bath & Body Works	638	17
Bed Bath & Beyond Inc *	517	3
Best Buy Co Inc	14,318	933

New Covenant Funds / Annual Report / June 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Big Lots Inc	1,758	$37
Bloomin' Brands Inc	2,259	38
Booking Holdings Inc *	563	985
Boot Barn Holdings Inc *	1,181	81
BorgWarner Inc	321	11
Bright Horizons Family Solutions Inc *	76	6
Brinker International Inc *	1,180	26
Brunswick Corp/DE	839	55
Buckle Inc/The	1,885	52
Burlington Stores Inc *	482	66
Callaway Golf Co *	2,383	49
Canoo *	5,091	9
Capri Holdings Ltd *	1,319	54
CarMax Inc *	1,086	98
Carnival Corp *	15,800	137
Carter's Inc	471	33
Carvana Co, Cl A *	5,499	124
Cavco Industries Inc *	255	50
Cheesecake Factory Inc/The	1,236	33
Chegg Inc *	176	3
Children's Place Inc/The *	812	32
Chipotle Mexican Grill Inc, Cl A *	232	303
Choice Hotels International Inc	113	13
Columbia Sportswear Co	891	64
Cracker Barrel Old Country Store Inc	323	27
Dana Inc	2,660	37
Darden Restaurants Inc	705	80
Dave & Buster's Entertainment Inc *	1,283	42
Deckers Outdoor Corp *	306	78
Denny's Corp *	2,500	22
Designer Brands Inc, Cl A	3,316	43
Dick's Sporting Goods Inc	1,054	79
Dillard's Inc, Cl A	726	160
Dollar General Corp	2,608	640
Dollar Tree Inc *	1,320	206
Domino's Pizza Inc	309	120
DoorDash, Cl A *	523	34
Dorman Products Inc *	128	14
DR Horton Inc	1,973	131
eBay Inc	20,542	856
Etsy Inc *	1,162	85
Expedia Group Inc *	389	37
Fisker *	2,626	22
Five Below Inc *	410	46
Floor & Decor Holdings Inc, Cl A *	232	15
Foot Locker Inc	1,308	33
Ford Motor Co	36,995	412
Fox Factory Holding Corp *	749	60
Frontdoor *	251	6
GameStop, Cl A *	510	62
Gap Inc/The	11,382	94
Garmin Ltd	418	41

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
General Motors Co *	12,272	$390
Gentex Corp	440	12
Gentherm Inc *	184	11
Genuine Parts Co	109	14
Goodyear Tire & Rubber Co/The *	989	11
Graham Holdings Co, Cl B	78	44
Grand Canyon Education Inc *	121	11
Group 1 Automotive Inc	86	15
GrowGeneration *	2,599	9
Guess? Inc	2,341	40
H&R Block Inc	3,157	112
Hanesbrands Inc	13,319	137
Harley-Davidson Inc	306	10
Hasbro Inc	2,632	216
Helen of Troy Ltd *	57	9
Hilton Grand Vacations Inc *	3,016	108
Hilton Worldwide Holdings Inc	3,186	355
Home Depot Inc/The	13,012	3,569
Hyatt Hotels Corp, Cl A *	135	10
Installed Building Products Inc	694	58
iRobot Corp *	1,013	37
Jack in the Box Inc	658	37
Johnson Outdoors Inc, Cl A	659	40
KB Home	4,733	135
Kohl's Corp	1,859	66
Kontoor Brands Inc	1,282	43
La-Z-Boy Inc, Cl Z	1,597	38
LCI Industries	483	54
Lear Corp	6,486	817
Leggett & Platt Inc	222	8
Lennar Corp, Cl B	171	10
LGI Homes Inc *	127	11
Liquidity Services *	2,249	30
LKQ Corp	317	16
Lowe's Cos Inc	13,214	2,308
Lululemon Athletica Inc *	1,171	319
M/I Homes Inc *	198	8
Macy's Inc	4,042	74
Malibu Boats Inc, Cl A *	202	11
Marriott International Inc/MD, Cl A	3,599	489
Marriott Vacations Worldwide Corp	394	46
Mattel Inc *	14,805	331
McDonald's Corp	11,361	2,805
Meritage Homes Corp *	794	58
Mohawk Industries Inc *	127	16
Monro Inc	626	27
Murphy USA Inc	422	98
National Vision Holdings Inc *	447	12
Newell Brands Inc	605	12
NIKE Inc, Cl B	17,693	1,808
Nordstrom Inc	3,866	82
Norwegian Cruise Line Holdings Ltd *	14,956	166

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NVR Inc *	13	$52
ODP Corp *	283	9
Ollie's Bargain Outlet Holdings Inc *	212	12
OneSpaWorld Holdings Ltd *	3,063	22
O'Reilly Automotive Inc *	677	428
Oxford Industries Inc	665	59
Papa John's International Inc	806	67
Peloton Interactive Inc, Cl A *	7,815	72
Penske Automotive Group Inc	957	100
PetMed Express Inc	366	7
Planet Fitness Inc, Cl A *	173	12
Polaris Inc	966	96
PulteGroup Inc	5,125	203
PVH Corp	108	6
Qurate Retail Inc *	1,412	4
Ralph Lauren Corp, Cl A	690	62
RealReal Inc/The *	5,091	13
Rent-A-Center Inc/TX, Cl A	1,764	34
RH *	224	48
Ross Stores Inc	3,209	225
Royal Caribbean Cruises Ltd *	8,804	307
Sally Beauty Holdings Inc *	2,794	33
SeaWorld Entertainment Inc *	251	11
Service Corp International/US	250	17
Shake Shack Inc, Cl A *	157	6
Shutterstock Inc	205	12
Signet Jewelers Ltd	2,402	128
Six Flags Entertainment Corp *	248	5
Sleep Number Corp *	1,033	32
Standard Motor Products Inc	943	42
Starbucks Corp	16,902	1,291
Steven Madden Ltd	1,178	38
Stitch Fix Inc, Cl A *	1,021	5
Strategic Education Inc	331	23
Stride Inc *	348	14
Tapestry Inc	2,803	86
Target Corp	6,577	929
Taylor Morrison Home Corp, Cl A *	12,743	298
Tempur Sealy International Inc	2,272	49
Tenneco Inc, Cl A *	3,599	62
Terminix Global Holdings Inc *	303	12
Tesla Inc *	10,480	7,057
Texas Roadhouse Inc, Cl A	889	65
Thor Industries Inc	106	8
TJX Cos Inc/The	14,736	823
Toll Brothers Inc	2,246	100
TopBuild Corp *	476	80
Tractor Supply Co	2,377	461
Travel + Leisure	4,669	181
Tri Pointe Homes *	3,236	55
Tupperware Brands Corp *	3,286	21
Ulta Beauty Inc *	279	108

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Under Armour Inc, Cl C *	556	$4
Urban Outfitters Inc *	417	8
Vail Resorts Inc	46	10
VF Corp	4,023	178
Victoria's Secret *	212	6
Visteon Corp *	551	57
Wayfair Inc, Cl A *	320	14
Wendy's Co/The	11,419	216
Whirlpool Corp	638	99
Williams-Sonoma Inc	160	18
Wingstop Inc	582	43
Winnebago Industries Inc	191	9
Wolverine World Wide Inc	1,511	30
Workhorse Group Inc *	4,879	13
WW International Inc *	1,262	8
Wyndham Hotels & Resorts Inc	189	12
Yum! Brands Inc	8,356	948
Zumiez Inc *	1,593	41
		50,651
Consumer Staples — 6.1%
Andersons Inc/The	1,960	65
Archer-Daniels-Midland Co	4,581	355
B&G Foods Inc	862	20
BellRing Brands *	136	3
Beyond Meat Inc *	166	4
BJ's Wholesale Club Holdings Inc *	800	50
Bunge Ltd	1,596	145
Calavo Growers Inc	571	24
Campbell Soup Co	10,354	497
Casey's General Stores Inc	65	12
Celsius Holdings *	1,932	126
Chefs' Warehouse Inc/The *	1,366	53
Church & Dwight Co Inc	1,025	95
Clorox Co/The	2,716	383
Coca-Cola Co/The	46,202	2,907
Colgate-Palmolive Co	13,653	1,094
Conagra Brands Inc	14,479	496
Costco Wholesale Corp	5,215	2,499
Coty Inc, Cl A *	1,026	8
Darling Ingredients *	716	43
Edgewell Personal Care Co	310	11
elf Beauty *	1,902	58
Energizer Holdings Inc	231	7
Estee Lauder Cos Inc/The, Cl A	2,390	609
Flowers Foods Inc	555	15
Fresh Del Monte Produce Inc	1,442	43
General Mills Inc	13,887	1,048
Grocery Outlet Holding Corp *	263	11
Hain Celestial Group Inc/The *	461	11
Herbalife Nutrition Ltd *	1,088	22
Hershey Co/The	2,295	494
HF Foods Group Inc *	2,213	12

New Covenant Funds / Annual Report / June 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hormel Foods Corp	4,797	$227
Ingredion Inc	1,110	98
J M Smucker Co/The	6,494	831
Kellogg Co	6,713	479
Keurig Dr Pepper Inc	30,864	1,092
Kimberly-Clark Corp	6,484	876
Kraft Heinz Co/The	2,612	100
Kroger Co/The	17,094	809
Lamb Weston Holdings Inc	594	42
McCormick & Co Inc/MD	5,832	485
Medifast Inc	71	13
Mondelez International Inc, Cl A	17,402	1,080
Monster Beverage Corp *	2,566	238
National Beverage Corp *	344	17
PepsiCo Inc	25,185	4,197
Performance Food Group Co *	1,023	47
Pilgrim's Pride Corp *	355	11
Post Holdings Inc *	108	9
PriceSmart Inc	179	13
Procter & Gamble Co/The	29,205	4,199
Sanderson Farms Inc (A)	55	12
SpartanNash Co	1,252	38
Spectrum Brands Holdings Inc	183	15
Sprouts Farmers Market Inc *	623	16
Sysco Corp	17,657	1,496
TreeHouse Foods Inc *	237	10
Tyson Foods Inc, Cl A	1,410	121
US Foods Holding Corp *	2,211	68
Vita Coco *	3,906	38
Walgreens Boots Alliance Inc	11,242	426
Walmart Inc	16,342	1,987
		30,310
Energy — 4.2%
Antero Midstream Corp	7,912	72
APA	7,933	277
Baker Hughes Co, Cl A	4,496	130
Cactus Inc, Cl A	1,525	61
Callon Petroleum *	2,548	100
ChampionX Corp	383	8
Cheniere Energy Inc	1,665	222
Chevron Corp	23,525	3,406
Clean Energy Fuels *	4,579	21
CNX Resources Corp *	6,091	100
ConocoPhillips	28,116	2,525
Continental Resources Inc/OK	337	22
Coterra Energy	7,300	188
Denbury *	630	38
Devon Energy Corp	5,867	323
Diamondback Energy Inc	853	103
Dril-Quip Inc *	1,072	28
DT Midstream	405	20
EOG Resources Inc	5,951	657

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EQT Corp	2,732	$94
Equitrans Midstream Corp	2,185	14
Expro Group Holdings *	1,529	18
Exxon Mobil Corp	52,023	4,455
Gevo *	26,517	62
Golar LNG Ltd *	3,888	88
Halliburton Co	5,660	178
Helix Energy Solutions Group *	10,917	34
Helmerich & Payne Inc	1,494	64
Hess Corp	4,195	445
HF Sinclair	3,119	141
International Seaways Inc	642	14
Kinder Morgan Inc	32,576	546
Kinetik Holdings, Cl A	310	11
Kosmos Energy Ltd *	44,503	275
Magnolia Oil & Gas Corp, Cl A	1,806	38
Marathon Oil Corp	5,472	123
Marathon Petroleum Corp	7,000	575
Murphy Oil Corp	449	14
Nabors Industries Ltd *	367	49
NOV	482	8
Occidental Petroleum Corp	8,202	483
Oceaneering International Inc *	3,376	36
ONEOK Inc	3,505	195
Patterson-UTI Energy Inc	4,952	78
PBF Energy Inc, Cl A *	494	14
Phillips 66	5,367	440
Pioneer Natural Resources Co	2,260	504
Range Resources Corp *	2,413	60
RPC Inc *	1,226	8
Schlumberger NV Ltd	39,202	1,402
SM Energy	5,146	176
Southwestern Energy Co *	21,739	136
Targa Resources Corp	11,252	671
Tellurian *	11,904	35
Uranium Energy *	15,244	47
Valero Energy Corp	4,715	501
Williams Cos Inc/The	11,002	343
		20,676
Financials — 11.2%
Affiliated Managers Group Inc	910	106
Aflac Inc	4,037	223
AGNC Investment Corp ‡	2,838	31
Alleghany Corp *	15	12
Allegiance Bancshares Inc	1,318	50
Allstate Corp/The	3,458	438
Ally Financial Inc	1,575	53
American Express Co	9,360	1,298
American Financial Group Inc/OH	449	62
American International Group Inc	6,597	337
Ameriprise Financial Inc	1,250	297
Ameris Bancorp	1,129	45

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AMERISAFE Inc	743	$39
Annaly Capital Management Inc ‡	39,138	231
Apollo Commercial Real Estate Finance Inc ‡	2,686	28
Apollo Global Management	1,230	60
Arch Capital Group Ltd *	2,404	109
Ares Management, Cl A	632	36
Argo Group International Holdings Ltd	750	28
Arthur J Gallagher & Co	1,324	216
Artisan Partners Asset Management Inc, Cl A	1,589	57
AssetMark Financial Holdings *	1,796	34
Associated Banc-Corp	4,274	78
Assurant Inc	87	15
Assured Guaranty Ltd	994	56
Atlantic Union Bankshares Corp	1,302	44
Axis Capital Holdings Ltd	825	47
Axos Financial Inc *	310	11
Bank of America Corp	87,545	2,725
Bank of Hawaii Corp	1,051	78
Bank of Marin Bancorp	1,079	34
Bank of New York Mellon Corp/The	12,656	528
Bank of NT Butterfield & Son Ltd/The	1,324	41
Bank OZK	366	14
BankUnited Inc	2,418	86
Banner Corp	851	48
Berkshire Hathaway Inc, Cl B *	21,977	6,000
Berkshire Hills Bancorp Inc	1,501	37
BGC Partners Inc, Cl A	8,389	28
BlackRock Inc, Cl A	1,878	1,144
Blackstone	6,935	633
BOK Financial Corp	568	43
Brighthouse Financial Inc *	268	11
Brown & Brown Inc	290	17
Cadence Bank	1,525	36
Capital One Financial Corp	3,914	408
Capitol Federal Financial Inc	3,529	32
Carlyle Group	923	29
Cathay General Bancorp	1,291	51
Cboe Global Markets Inc	99	11
Central Pacific Financial Corp	1,651	35
Charles Schwab Corp/The	16,432	1,038
Chimera Investment Corp ‡	2,402	21
Chubb Ltd	6,169	1,213
Cincinnati Financial Corp	891	106
Citigroup Inc	24,313	1,118
Citizens Financial Group Inc	3,587	128
City Holding Co	607	48
CME Group Inc, Cl A	4,726	967
CNA Financial Corp	253	11
Cohen & Steers Inc	764	49
Coinbase Global, Cl A *	850	40
Comerica Inc	1,232	90

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Commerce Bancshares Inc/MO	1,640	$108
Community Bank System Inc	710	45
ConnectOne Bancorp Inc	1,891	46
Credit Acceptance Corp *	177	84
Cullen/Frost Bankers Inc	850	99
Dime Community Bancshares	1,467	43
Discover Financial Services	11,446	1,083
Eagle Bancorp Inc	1,035	49
East West Bancorp Inc	1,710	111
eHealth Inc *	512	5
Ellington Financial Inc ‡	2,748	40
Enterprise Financial Services Corp	1,063	44
Equitable Holdings Inc	432	11
Erie Indemnity Co, Cl A	433	83
Essent Group Ltd	970	38
Evercore Inc, Cl A	659	62
Everest Re Group Ltd	179	50
FactSet Research Systems Inc	306	118
FB Financial Corp	1,250	49
Federal Agricultural Mortgage Corp, Cl C	119	12
Federated Hermes Inc, Cl B	1,492	48
Fidelity National Financial Inc	1,063	39
Fifth Third Bancorp	4,599	155
First American Financial Corp	814	43
First BanCorp/Puerto Rico	4,571	59
First Busey Corp	1,790	41
First Citizens BancShares Inc/NC, Cl A	159	104
First Commonwealth Financial Corp	3,365	45
First Financial Bancorp	1,921	37
First Financial Bankshares Inc	1,378	54
First Hawaiian Inc	3,126	71
First Horizon National Corp	6,041	132
First Interstate BancSystem, Cl A	1,171	45
First Merchants Corp	1,182	42
First Republic Bank/CA	1,080	156
FirstCash Holdings	612	43
FNB Corp/PA	3,907	42
Franklin BSP Realty Trust ‡	2,050	28
Franklin Resources Inc	6,856	160
Fulton Financial Corp (A)	2,789	40
Genworth Financial Inc, Cl A *	10,439	37
German American Bancorp Inc	1,414	48
Globe Life Inc	108	11
Goldman Sachs Group Inc/The	3,960	1,176
Goosehead Insurance Inc, Cl A *	215	10
Hancock Whitney Corp	1,142	51
Hannon Armstrong Sustainable Infrastructure Capital Inc	20,833	789
Hanover Insurance Group Inc/The	124	18
HarborOne Bancorp Inc	4,621	64
Hartford Financial Services Group Inc/The	1,006	66
Heartland Financial USA Inc	1,003	42

New Covenant Funds / Annual Report / June 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Heritage Financial Corp/WA	1,744	$44
Home BancShares Inc/AR	2,523	52
HomeStreet Inc	309	11
Hope Bancorp Inc	3,233	45
Horace Mann Educators Corp	1,125	43
Houlihan Lokey Inc, Cl A	192	15
Huntington Bancshares Inc/OH	9,540	115
Independent Bank Corp	580	46
Independent Bank Group Inc	846	57
Intercontinental Exchange Inc	5,170	486
Invesco Ltd	18,276	295
Invesco Mortgage Capital ‡ (A)	323	5
James River Group Holdings Ltd	1,180	29
Janus Henderson Group	1,207	28
Jefferies Financial Group Inc	2,313	64
JPMorgan Chase & Co	35,839	4,036
KeyCorp	12,904	222
Kinsale Capital Group Inc	73	17
KKR & Co Inc	3,222	149
KKR Real Estate Finance Trust Inc ‡	2,440	43
Lakeland Bancorp Inc	2,890	42
Lazard Ltd, Cl A	2,316	75
Lemonade *	1,665	30
LendingTree Inc *	175	8
Lincoln National Corp	3,621	169
Loews Corp	222	13
LPL Financial Holdings Inc	1,036	191
M&T Bank Corp	1,519	242
MarketAxess Holdings Inc	144	37
Marsh & McLennan Cos Inc	14,595	2,266
Mercury General Corp	233	10
Meta Financial Group Inc	266	10
MetLife Inc	6,576	413
MFA Financial ‡	1,584	17
MGIC Investment Corp	3,455	44
Moelis & Co, Cl A	1,564	62
Moody's Corp	2,613	711
Morgan Stanley	31,017	2,359
Morningstar Inc	67	16
Mr Cooper Group Inc *	335	12
MSCI Inc, Cl A	635	262
Nasdaq Inc	2,378	363
NBT Bancorp Inc	1,213	46
Nelnet Inc, Cl A	145	12
New Residential Investment Corp ‡	14,139	132
New York Community Bancorp Inc	951	9
New York Mortgage Trust Inc ‡	7,776	21
NMI Holdings Inc, Cl A *	1,470	24
Northern Trust Corp	7,549	728
Northfield Bancorp Inc	2,868	37
OFG Bancorp	2,119	54
Old National Bancorp/IN	5,093	75

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
OneMain Holdings Inc, Cl A	258	$10
Pacific Premier Bancorp Inc	3,188	93
PacWest Bancorp	1,283	34
Palomar Holdings Inc, Cl A *	145	9
Pinnacle Financial Partners Inc	1,489	108
PNC Financial Services Group Inc/The	5,690	898
Popular Inc	1,507	116
PRA Group Inc *	1,320	48
Primerica	323	39
Principal Financial Group Inc	662	44
ProAssurance Corp	1,351	32
PROG Holdings Inc *	832	14
Progressive Corp/The	6,231	724
Prosperity Bancshares Inc	1,192	81
Provident Financial Services Inc	1,988	44
Prudential Financial Inc	16,015	1,532
Radian Group Inc	1,924	38
Raymond James Financial Inc	1,949	174
Redwood Trust Inc ‡	2,992	23
Regional Management	872	33
Regions Financial Corp	72,286	1,355
Reinsurance Group of America Inc, Cl A	578	68
RenaissanceRe Holdings Ltd	248	39
Renasant Corp	1,366	39
RLI Corp	545	64
S&P Global Inc	7,141	2,407
S&T Bancorp Inc	1,247	34
Sandy Spring Bancorp Inc	1,350	53
Seacoast Banking Corp of Florida	1,616	53
ServisFirst Bancshares Inc	187	15
Signature Bank/New York NY	676	121
Silvergate Capital, Cl A *	716	38
SLM Corp	8,316	133
SouthState	216	17
Starwood Property Trust Inc ‡	2,000	42
State Street Corp	9,970	615
Stifel Financial Corp	245	14
SVB Financial Group *	439	173
Synchrony Financial	4,720	130
Synovus Financial Corp	1,267	46
T Rowe Price Group Inc	2,711	308
Texas Capital Bancshares Inc *	822	43
TFS Financial Corp	573	8
TPG RE Finance Trust Inc ‡	2,439	22
Travelers Cos Inc/The	2,743	464
TriCo Bancshares	1,219	56
Triumph Bancorp Inc *	822	51
Truist Financial Corp	14,236	675
Trustmark Corp	1,410	41
Two Harbors Investment Corp ‡	6,390	32
UMB Financial Corp	715	62
Umpqua Holdings Corp	2,753	46

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Univest Financial Corp	1,820	$46
Unum Group	1,638	56
Upstart Holdings *	1,290	41
US Bancorp	12,299	566
Valley National Bancorp	4,269	44
Veritex Holdings Inc	348	10
Virtu Financial Inc, Cl A	3,026	71
W R Berkley Corp	247	17
Walker & Dunlop Inc	749	72
Washington Trust Bancorp Inc	924	45
Webster Financial Corp	2,008	85
Wells Fargo & Co	46,926	1,838
Westamerica BanCorp	731	41
Western Alliance Bancorp	1,801	127
Wintrust Financial Corp	708	57
Zions Bancorp NA	1,771	90
		55,671
Health Care — 13.9%
10X Genomics, Cl A *	954	43
2seventy bio *	215	3
Abbott Laboratories	27,119	2,946
AbbVie Inc	25,124	3,848
ABIOMED Inc *	332	82
Acadia Healthcare Co Inc *	220	15
Accolade *	956	7
AdaptHealth, Cl A *	2,632	47
Adaptive Biotechnologies Corp *	1,704	14
Aerie Pharmaceuticals Inc *	2,282	17
Agilent Technologies Inc	7,874	935
Agios Pharmaceuticals Inc *	1,062	24
Alector Inc *	2,628	27
Align Technology Inc *	691	164
Allogene Therapeutics Inc *	1,838	21
Alnylam Pharmaceuticals Inc *	1,202	175
Amedisys Inc *	56	6
American Well, Cl A *	10,093	44
AmerisourceBergen Corp, Cl A	266	38
Amgen Inc	7,498	1,824
Amicus Therapeutics Inc *	5,193	56
AMN Healthcare Services Inc *	832	91
Anika Therapeutics Inc *	920	21
Anthem Inc	4,010	1,935
Apellis Pharmaceuticals Inc *	246	11
Apollo Medical Holdings Inc *	344	13
Arcturus Therapeutics Holdings *	483	8
Arcus Biosciences Inc *	2,371	60
Arrowhead Pharmaceuticals Inc *	251	9
Arvinas Inc *	1,298	55
Atara Biotherapeutics Inc *	3,254	25
Atrion Corp	71	45
Avanos Medical Inc *	301	8
Avantor Inc *	1,656	52

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Axonics Inc *	351	$20
Axsome Therapeutics Inc *	618	24
Azenta	207	15
Baxter International Inc	12,373	795
Becton Dickinson and Co	4,437	1,094
BioCryst Pharmaceuticals Inc *	5,296	56
Biogen Inc *	2,874	586
Biohaven Pharmaceutical Holding Co Ltd *	90	13
BioMarin Pharmaceutical Inc *	1,042	86
Bio-Rad Laboratories Inc, Cl A *	32	16
Bio-Techne Corp	53	18
Bluebird Bio Inc *	645	3
Boston Scientific Corp *	16,399	611
Bridgebio Pharma Inc *	241	2
Bristol-Myers Squibb Co	34,297	2,641
Brookdale Senior Living Inc *	7,397	34
Bruker Corp	233	15
Cara Therapeutics Inc *	2,942	27
Cardinal Health Inc	2,213	116
CareDx *	6,310	136
Cassava Sciences *	614	17
Castle Biosciences *	730	16
Catalent Inc *	949	102
Catalyst Pharmaceuticals Inc *	11,416	80
Centene Corp *	4,805	407
Change Healthcare Inc *	3,522	81
Charles River Laboratories International Inc *	77	16
Chemed Corp	114	54
ChemoCentryx Inc *	2,278	56
Cigna Corp	7,185	1,893
Cooper Cos Inc/The	236	74
Corcept Therapeutics Inc *	3,878	92
CorVel Corp *	125	18
Covetrus Inc *	1,045	22
Crinetics Pharmaceuticals Inc *	2,310	43
CryoPort *	871	27
CVS Health Corp	21,680	2,009
Cytokinetics Inc *	7,134	280
Danaher Corp	7,387	1,873
DaVita Inc *	160	13
Deciphera Pharmaceuticals Inc *	716	9
Denali Therapeutics Inc *	2,631	77
DENTSPLY SIRONA Inc	3,113	111
Dexcom *	3,388	253
Dynavax Technologies Corp *	8,733	110
Eagle Pharmaceuticals Inc/DE *	1,045	46
Editas Medicine Inc, Cl A *	1,596	19
Edwards Lifesciences Corp *	8,484	807
Elanco Animal Health Inc *	398	8
Eli Lilly and Co	11,234	3,642
Embecta *	887	22

New Covenant Funds / Annual Report / June 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Emergent BioSolutions Inc *	950	$29
Enanta Pharmaceuticals Inc *	785	37
Encompass Health Corp	164	9
Enovis *	485	27
Envista Holdings Corp *	317	12
Esperion Therapeutics Inc *	962	6
Exact Sciences Corp *	930	37
Exelixis Inc *	4,344	90
Fate Therapeutics Inc *	3,277	81
FibroGen Inc *	1,053	11
Fulgent Genetics *	853	47
Gilead Sciences Inc	14,228	879
Glaukos Corp *	167	8
Global Blood Therapeutics Inc *	643	21
Globus Medical Inc, Cl A *	179	10
Gossamer Bio Inc *	3,279	27
Halozyme Therapeutics Inc *	2,641	116
Hanger Inc *	1,891	27
HCA Healthcare Inc	2,314	389
Health Catalyst Inc *	1,594	23
HealthEquity Inc *	673	41
Henry Schein Inc *	2,612	200
Heron Therapeutics Inc *	1,977	6
Heska Corp *	69	7
Hologic Inc *	927	64
Humana Inc	1,171	548
ICU Medical Inc *	62	10
Ideaya Biosciences *	4,068	56
IDEXX Laboratories Inc *	707	248
IGM Biosciences *	1,084	20
Illumina Inc *	3,200	590
ImmunityBio *	12,691	47
Inari Medical *	419	28
Incyte Corp *	1,063	81
Innoviva Inc *	3,557	52
Inogen Inc *	706	17
Inovio Pharmaceuticals Inc *	2,095	4
Insmed Inc *	2,129	42
Inspire Medical Systems Inc *	110	20
Insulet Corp *	65	14
Integer Holdings Corp *	625	44
Integra LifeSciences Holdings Corp *	188	10
Intellia Therapeutics *	1,231	64
Intercept Pharmaceuticals Inc *	417	6
Intra-Cellular Therapies Inc *	3,894	222
Intuitive Surgical Inc *	4,209	845
Invitae Corp *	330	1
Ionis Pharmaceuticals Inc *	782	29
Iovance Biotherapeutics Inc *	8,304	92
IQVIA Holdings Inc *	1,378	299
iRhythm Technologies *	210	23
Ironwood Pharmaceuticals Inc, Cl A *	3,844	44

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Johnson & Johnson	32,418	$5,755
Karuna Therapeutics Inc *	118	15
Karyopharm Therapeutics Inc *	2,929	13
Kezar Life Sciences *	10,142	84
Kiniksa Pharmaceuticals Ltd, Cl A *	4,016	39
Kodiak Sciences Inc *	1,218	9
Krystal Biotech Inc *	823	54
Kura Oncology Inc *	3,438	63
Laboratory Corp of America Holdings	515	121
Lantheus Holdings Inc *	2,408	159
LHC Group Inc *	57	9
Ligand Pharmaceuticals Inc *	462	41
MacroGenics Inc *	1,782	5
Madrigal Pharmaceuticals Inc *	531	38
McKesson Corp	1,233	402
MEDNAX Inc *	417	9
MeiraGTx Holdings *	4,240	32
Merck & Co Inc	36,681	3,344
Meridian Bioscience Inc *	1,293	39
Mersana Therapeutics *	13,514	62
Mettler-Toledo International Inc *	1,016	1,167
Mirati Therapeutics Inc *	429	29
Moderna Inc *	4,368	624
Myriad Genetics Inc *	1,860	34
Natera Inc *	229	8
National Research Corp	779	30
Natus Medical Inc *(A)	1,614	53
Nektar Therapeutics, Cl A *	2,328	9
Neogen Corp *	300	7
Neurocrine Biosciences Inc *	1,089	106
Nevro Corp *	83	4
NextGen Healthcare Inc *	3,392	59
Novavax Inc *	816	42
Novocure *	224	16
Ocugen *	19,686	45
Option Care Health Inc *	648	18
OraSure Technologies Inc *	6,042	16
Organon	649	22
Pennant Group Inc/The *	1,609	21
Penumbra Inc *	72	9
PerkinElmer Inc	120	17
Pfizer Inc	73,662	3,862
Phreesia Inc *	361	9
Premier Inc, Cl A	2,266	81
Protagonist Therapeutics *	1,083	9
PTC Therapeutics Inc *	1,021	41
QIAGEN NV *	2,338	110
Quest Diagnostics Inc	865	115
Reata Pharmaceuticals Inc, Cl A *	537	16
Regeneron Pharmaceuticals Inc *	1,105	653
Repligen Corp *	553	90
ResMed Inc	2,930	614

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Revance Therapeutics Inc *	3,056	$42
Rocket Pharmaceuticals *	932	13
Sage Therapeutics Inc *	516	17
Sangamo Therapeutics Inc *	1,002	4
Sarepta Therapeutics Inc *	87	7
Seagen Inc *	750	133
Shockwave Medical Inc *	1,210	231
Simulations Plus Inc	1,477	73
Sorrento Therapeutics Inc *	12,406	25
STAAR Surgical Co *	193	14
Stryker Corp	3,476	691
Supernus Pharmaceuticals Inc *	2,174	63
Surmodics Inc *	1,169	44
Tactile Systems Technology Inc *	728	5
Tandem Diabetes Care Inc *	144	9
Teladoc Health Inc *	2,033	68
Teleflex Inc	742	182
Tenon Medical *	21,009	47
TG Therapeutics Inc *	4,916	21
Theravance Biopharma Inc *	2,200	20
Thermo Fisher Scientific Inc	4,827	2,622
Travere Therapeutics *	3,434	83
Turning Point Therapeutics Inc *(A)	828	62
Twist Bioscience Corp *	606	21
Ultragenyx Pharmaceutical Inc *	1,143	68
United Therapeutics Corp *	559	132
UnitedHealth Group Inc	11,392	5,851
Universal Health Services Inc, Cl B	80	8
US Physical Therapy Inc	428	47
Utah Medical Products	515	44
Varex Imaging Corp *	1,631	35
Vaxart *	13,851	48
Veeva Systems Inc, Cl A *	1,157	229
Vericel *	1,218	31
Vertex Pharmaceuticals Inc *	3,305	931
Viatris Inc, Cl W *	1,277	13
Waters Corp *	395	131
West Pharmaceutical Services Inc	1,875	567
Y-mAbs Therapeutics *	3,117	47
Zentalis Pharmaceuticals *	497	14
Zimmer Biomet Holdings Inc	3,501	368
Zimvie *	350	6
Zoetis Inc, Cl A	6,022	1,035
		69,245
Industrials — 7.0%
3M Co	10,841	1,403
A O Smith Corp	1,708	93
AAON Inc (A)	192	11
AAR Corp *	1,101	46
ABM Industries Inc	1,349	59
ACCO Brands Corp	5,214	34
Acuity Brands Inc	84	13

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ADT Inc	6,039	$37
AECOM	6,633	433
AerSale *	3,461	50
AGCO Corp	149	15
Air Lease Corp, Cl A	1,053	35
Alamo Group Inc	86	10
Alaska Air Group Inc *	9,238	370
Albany International Corp, Cl A	652	51
Allison Transmission Holdings Inc	1,870	72
Altra Industrial Motion Corp	260	9
AMERCO *	28	13
American Airlines Group Inc *	405	5
American Woodmark Corp *	461	21
AMETEK Inc	1,369	150
Apogee Enterprises Inc	1,229	48
Applied Industrial Technologies Inc	745	72
ArcBest Corp	336	24
Arcosa Inc	1,128	52
Argan Inc	1,315	49
Armstrong World Industries Inc	161	12
ASGN Inc *	146	13
Astec Industries Inc	204	8
Astra Space *	31,848	41
Astronics *	3,653	37
Atkore *	453	38
Avis Budget Group Inc *	2,276	335
Axon Enterprise Inc *	1,678	156
AZZ Inc	1,071	44
Barnes Group Inc	807	25
Blink Charging *	1,491	25
Bloom Energy Corp, Cl A *	4,597	76
Brady Corp, Cl A	3,199	151
Brink's Co/The	540	33
Cadre Holdings	2,060	41
Carlisle Cos Inc	311	74
Carrier Global Corp	6,184	221
CBIZ Inc *	1,805	72
CH Robinson Worldwide Inc	148	15
Chart Industries Inc *	142	24
Cintas Corp	1,907	712
CIRCOR International Inc *	1,110	18
Clean Harbors Inc *	137	12
Comfort Systems USA Inc	988	82
Construction Partners Inc, Cl A *	391	8
Copa Holdings SA, Cl A *	469	30
Copart Inc *	1,284	140
CoStar Group Inc *	3,260	197
Crane Holdings	135	12
CSW Industrials Inc	116	12
CSX Corp	29,082	845
Cummins Inc	3,179	615
Curtiss-Wright Corp	1,789	236

New Covenant Funds / Annual Report / June 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Deere & Co	4,735	$1,418
Delta Air Lines Inc *	35,179	1,019
Deluxe Corp	981	21
Donaldson Co Inc	202	10
Dover Corp	383	47
Dycom Industries Inc *	1,064	99
EMCOR Group Inc	565	58
Emerson Electric Co	6,592	524
Enerpac Tool Group, Cl A	2,369	45
EnerSys	664	39
EnPro Industries Inc	738	61
Equifax Inc	535	98
Esab	485	21
ESCO Technologies Inc	568	39
ESS Tech *	12,723	36
Expeditors International of Washington Inc	1,163	113
Exponent Inc	135	12
Fastenal Co	2,894	145
Federal Signal Corp	1,560	56
FedEx Corp	2,712	615
Flowserve Corp	239	7
Fluor Corp *	4,373	106
Forrester Research Inc *	1,169	56
Fortune Brands Home & Security Inc	174	10
Forward Air Corp	144	13
Franklin Electric Co Inc	180	13
FTC Solar *	10,081	37
FTI Consulting Inc *	443	80
FuelCell Energy *	8,509	32
Generac Holdings Inc *	203	43
General Electric	11,119	708
Gibraltar Industries Inc *	164	6
Graco Inc	223	13
GrafTech International Ltd	954	7
Granite Construction Inc	1,780	52
Great Lakes Dredge & Dock Corp *	4,289	56
Greenbrier Cos Inc/The	1,583	57
GXO Logistics *	1,041	45
Hawaiian Holdings Inc *	1,619	23
Healthcare Services Group Inc	422	7
HEICO Corp	4,351	571
HEICO Corp, Cl A	4,045	426
Helios Technologies Inc	1,091	72
Herc Holdings Inc	1,012	91
Hexcel Corp	25,034	1,310
Hillenbrand Inc	300	12
HNI Corp	1,268	44
Howmet Aerospace Inc	7,379	232
Hubbell Inc, Cl B	78	14
Hyliion Holdings *	4,149	13
IAA Inc *	253	8
ICF International Inc	545	52

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
IDEX Corp	68	$12
Illinois Tool Works Inc	9,569	1,744
Ingersoll Rand Inc	355	15
Insperity Inc	592	59
Interface Inc, Cl A	7,028	88
ITT Inc	1,404	94
JB Hunt Transport Services Inc	437	69
JetBlue Airways Corp *	837	7
John Bean Technologies Corp	439	49
Kadant Inc	475	87
Kaman Corp	24,669	771
KAR Auction Services Inc *	2,303	34
Kelly Services Inc, Cl A	2,214	44
Kennametal Inc	1,343	31
Kforce Inc	444	27
Kimball International, Cl B	4,936	38
Kirby Corp *	1,032	63
Knight-Swift Transportation Holdings Inc, Cl A	1,357	63
Korn Ferry	1,193	69
Landstar System Inc	83	12
Lennox International Inc	44	9
Lincoln Electric Holdings Inc	1,027	127
Lindsay Corp	91	12
Lyft Inc, Cl A *	240	3
ManpowerGroup Inc	3,586	274
Marten Transport Ltd	3,469	58
Masco Corp	245	12
Matson Inc	1,273	93
Maxar Technologies Inc	10,873	284
McGrath RentCorp	666	51
MDU Resources Group Inc	386	10
Meritor Inc *(A)	2,088	76
Middleby Corp/The *	103	13
MillerKnoll Inc	2,900	76
MRC Global Inc *	3,597	36
MSA Safety Inc	392	47
MSC Industrial Direct Co Inc, Cl A	1,115	84
Nordson Corp	600	122
Norfolk Southern Corp	2,628	597
NOW Inc *	4,359	43
NV5 Global Inc *	202	24
Old Dominion Freight Line Inc	516	132
Omega Flex Inc	70	8
Oshkosh Corp	2,762	227
Otis Worldwide Corp	2,457	174
Owens Corning	4,958	368
PACCAR Inc	1,967	162
Park Aerospace	4,245	54
Parker-Hannifin Corp	1,231	303
Parsons Corp *	1,198	48
Pitney Bowes Inc	11,792	43

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Plug Power Inc *	4,368	$72
Proto Labs Inc *	91	4
Quanta Services Inc	2,291	287
RBC Bearings Inc *	64	12
Redwire *	15,060	46
Regal Rexnord	1,068	121
Republic Services Inc, Cl A	969	127
Resideo Technologies Inc *	448	9
Robert Half International Inc	806	60
Rockwell Automation Inc	1,620	323
Rollins Inc	3,532	123
Ryder System Inc	1,425	101
Saia Inc *	96	18
Schneider National Inc, Cl B	521	12
Shoals Technologies Group, Cl A *	697	12
Shyft Group Inc/The	429	8
Simpson Manufacturing Co Inc	643	65
Snap-on Inc	318	63
Southwest Airlines Co *	2,055	74
SP Plus Corp *	1,169	36
Spirit AeroSystems Holdings Inc, Cl A	10,141	297
Spirit Airlines Inc *(A)	1,221	29
SPX Corp *	999	53
Stanley Black & Decker Inc	1,349	141
Steelcase Inc, Cl A	2,620	28
Stem *	5,869	42
Stericycle Inc *	179	8
Sunrun Inc *	1,979	46
Tennant Co	639	38
Terex Corp	341	9
Tetra Tech Inc	564	77
Timken Co/The	204	11
Toro Co/The	1,175	89
TPI Composites Inc *	472	6
TransUnion	135	11
Trex Co Inc *	1,134	62
Trinity Industries Inc	511	12
Triton International	827	44
Triumph Group Inc *	1,853	25
TrueBlue Inc *	2,106	38
Uber Technologies Inc *	14,376	294
UFP Industries Inc	196	13
UniFirst Corp/MA	235	40
Union Pacific Corp	7,120	1,519
United Airlines Holdings Inc *	289	10
United Parcel Service Inc, Cl B	8,569	1,564
United Rentals Inc *	1,692	411
Univar Solutions Inc *	476	12
Valmont Industries Inc	76	17
Verisk Analytics Inc, Cl A	1,729	299
Virgin Galactic Holdings Inc *	141,653	853
Wabash National Corp	3,217	44

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Waste Management Inc	6,467	$989
Watsco Inc	52	12
Watts Water Technologies Inc, Cl A	507	62
Welbilt Inc *(A)	3,137	75
WESCO International Inc *	3,661	392
Westinghouse Air Brake Technologies Corp	465	38
WillScot Mobile Mini Holdings Corp, Cl A *	590	19
Woodward Inc	139	13
WW Grainger Inc	3,160	1,436
XPO Logistics Inc *	1,041	50
Xylem Inc/NY	13,846	1,083
		35,057
Information Technology — 24.5%
8x8 Inc *	2,725	14
ACI Worldwide Inc *	1,373	36
Adobe Inc *	8,356	3,059
ADTRAN Inc	979	17
Advanced Energy Industries Inc	725	53
Advanced Micro Devices Inc *	18,853	1,442
Affirm Holdings, Cl A *	2,309	42
Agilysys Inc *	323	15
Akamai Technologies Inc *	7,949	726
Akoustis Technologies Inc *	2,669	10
Alarm.com Holdings Inc *	1,192	74
Altair Engineering Inc, Cl A *	269	14
Alteryx Inc, Cl A *	635	31
Ambarella Inc *	160	10
Amdocs Ltd	3,632	303
Amkor Technology Inc	3,864	65
Amphenol Corp, Cl A	4,016	259
Analog Devices Inc	5,627	822
ANSYS Inc *	683	163
Appian Corp, Cl A *	1,246	59
Apple Inc	196,636	26,884
Applied Materials Inc	13,913	1,266
Arista Networks Inc *	3,072	288
Arrow Electronics Inc *	2,084	234
Asana, Cl A *	3,091	54
Aspen Technology *	173	32
Autodesk Inc *	3,559	612
Automatic Data Processing Inc	11,281	2,369
Avaya Holdings Corp *	4,140	9
Avnet Inc	325	14
Axcelis Technologies Inc *	2,104	115
Badger Meter Inc	775	63
Belden Inc	900	48
Benchmark Electronics Inc	1,447	33
Bentley Systems, Cl B	1,422	47
Bill.com Holdings Inc *	1,644	181
Black Knight Inc *	1,569	103
Blackbaud Inc *	629	37
Blackline Inc *	185	12

New Covenant Funds / Annual Report / June 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Block, Cl A *	4,127	$254
Box Inc, Cl A *	539	14
Bread Financial Holdings	1,335	49
Broadcom Inc	4,787	2,326
Broadridge Financial Solutions Inc	720	103
Cadence Design Systems Inc *	2,046	307
Cass Information Systems Inc	865	29
CDK Global Inc (A)	1,636	90
CDW Corp/DE	806	127
Cerence Inc *	493	12
Ceridian HCM Holding Inc *	792	37
Ciena Corp *	1,223	56
Cirrus Logic Inc *	640	46
Cisco Systems Inc	64,863	2,766
Citrix Systems Inc *	100	10
Cloudflare, Cl A *	1,522	67
CMC Materials (A)	85	15
Cognex Corp	203	9
Cognizant Technology Solutions Corp, Cl A	8,315	561
Coherent Inc *(A)	46	12
Cohu Inc *	2,351	65
CommScope Holding Co Inc *	7,086	43
CommVault Systems Inc *	219	14
Concentrix	387	52
Consensus Cloud Solutions *	180	8
Corning Inc	6,104	192
Coupa Software Inc *	970	55
Crowdstrike Holdings Inc, Cl A *	1,523	257
CSG Systems International Inc	965	58
CTS Corp	1,735	59
Datadog Inc, Cl A *	1,589	151
Dell Technologies Inc, Cl C	4,108	190
Diebold Nixdorf Inc *	4,695	11
Digital Turbine Inc *	4,674	82
DocuSign Inc, Cl A *	1,618	93
Dolby Laboratories Inc, Cl A	731	52
Domo Inc, Cl B *	297	8
Dropbox Inc, Cl A *	2,914	61
Dynatrace Inc *	465	18
Ebix Inc	299	5
Elastic NV *	183	12
Enphase Energy Inc *	2,963	579
Entegris Inc	980	90
Envestnet Inc *	717	38
EPAM Systems Inc *	1,434	423
Euronet Worldwide Inc *	74	7
Everbridge Inc *	1,814	51
EVERTEC Inc	1,569	58
ExlService Holdings Inc *	136	20
Extreme Networks Inc *	6,878	61
F5 Networks Inc *	578	88
Fair Isaac Corp *	299	120

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fastly Inc, Cl A *	905	$11
Fidelity National Information Services Inc	7,874	722
First Solar Inc *	3,538	241
Fiserv Inc *	5,664	504
Five9 Inc *	93	8
FleetCor Technologies Inc *	277	58
FormFactor Inc *	353	14
Fortinet Inc *	4,535	257
Gartner *	159	38
Genpact Ltd	6,870	291
Global Payments Inc	2,965	328
Globant SA *	271	47
GoDaddy Inc, Cl A *	1,102	77
Guidewire Software Inc *	109	8
Hackett Group Inc/The	3,129	59
HubSpot Inc *	322	97
Ichor Holdings Ltd *	486	13
II-VI Inc *	224	11
Infinera Corp *	6,579	35
Inseego Corp *	7,132	13
Insight Enterprises Inc *	132	11
Intel Corp	51,878	1,941
InterDigital Inc	917	56
International Business Machines Corp	13,123	1,853
Intuit Inc	3,714	1,432
IPG Photonics Corp *	558	53
IronNet *	17,189	38
Itron Inc *	588	29
Jabil Inc	6,948	356
Jack Henry & Associates Inc	636	114
Juniper Networks Inc	7,826	223
Keysight Technologies Inc *	10,325	1,423
KLA Corp	1,904	607
Knowles Corp *	2,314	40
Kulicke & Soffa Industries	764	33
Kyndryl Holdings *	2,624	26
Lam Research Corp	3,493	1,489
Lattice Semiconductor Corp *	369	18
Littelfuse Inc	60	15
Lumentum Holdings Inc *	660	52
Mandiant *	5,502	120
Manhattan Associates Inc *	1,278	146
Marathon Digital Holdings *	3,468	19
Marvell Technology	7,143	311
Mastercard Inc, Cl A	12,101	3,818
Matterport *	11,962	44
Maximus	682	43
Microchip Technology Inc	3,873	225
Micron Technology Inc	11,221	620
Microsoft Corp	99,587	25,577
MicroStrategy Inc, Cl A *	69	11
MicroVision *	2,858	11

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MKS Instruments Inc	103	$11
MongoDB Inc, Cl A *	574	149
Monolithic Power Systems Inc	64	25
N-Able *	317	3
National Instruments Corp	2,353	73
NCR Corp *	334	10
NetApp Inc	2,936	192
NetScout Systems Inc *	2,073	70
NortonLifeLock Inc	13,065	287
Novanta Inc *	98	12
Nutanix Inc, Cl A *	359	5
NVIDIA Corp	35,018	5,308
Okta Inc, Cl A *	812	73
ON Semiconductor Corp *	9,649	485
Oracle Corp	24,339	1,701
OSI Systems Inc *	497	42
PagerDuty Inc *	1,821	45
Palantir Technologies, Cl A *	12,031	109
Palo Alto Networks Inc *	776	383
Paychex Inc	2,612	297
Paycom Software Inc *	194	54
Paylocity Holding Corp *	417	73
PayPal Holdings Inc *	16,718	1,168
Pegasystems Inc	150	7
Perficient Inc *	1,142	105
Photronics Inc *	580	11
Plantronics Inc *	1,930	77
Plexus Corp *	589	46
Power Integrations Inc	196	15
Priority Technology Holdings *	10,659	35
Progress Software Corp	1,206	55
PROS Holdings Inc *	818	21
PTC Inc *	677	72
Pure Storage Inc, Cl A *	685	18
Qorvo Inc *	100	9
QUALCOMM Inc	17,833	2,278
Qualys Inc *	591	75
Rambus Inc *	3,633	78
Rapid7 Inc *	393	26
RingCentral Inc, Cl A *	699	37
Riot Blockchain *	3,379	14
Rogers Corp *	392	103
Roper Technologies Inc	850	335
Sabre Corp *	506	3
Salesforce *	16,945	2,797
Sanmina Corp *	1,459	59
ScanSource Inc *	1,292	40
Semtech Corp *	1,000	55
ServiceNow Inc *	2,243	1,067
Silicon Laboratories Inc *	437	61
Skyworks Solutions Inc	308	28
Smartsheet Inc, Cl A *	266	8

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Snowflake, Cl A *	1,742	$242
SolarWinds *	317	3
Splunk Inc *	1,357	120
Sprout Social, Cl A *	832	48
SPS Commerce Inc *	152	17
Sumo Logic *	5,230	39
Switch Inc, Cl A	779	26
Synaptics Inc *	142	17
Synopsys Inc *	1,235	375
TD SYNNEX Corp	387	35
Teledyne Technologies Inc *	997	374
Telos *	6,297	51
Teradata Corp *	4,437	164
Teradyne Inc	4,784	428
Texas Instruments Inc	10,356	1,591
Trade Desk Inc/The, Cl A *	8,290	347
Trimble Inc *	2,035	119
TTEC Holdings Inc	202	14
TTM Technologies Inc *	3,386	42
Tucows Inc, Cl A *	170	8
Twilio Inc, Cl A *	2,168	182
Tyler Technologies Inc *	393	131
Ubiquiti Inc	48	12
Unisys Corp *	689	8
Unity Software *	2,638	97
Universal Display Corp	1,320	134
Upland Software Inc *	255	4
Varonis Systems Inc, Cl B *	327	10
Verint Systems Inc *	947	40
VeriSign Inc *	802	134
Verra Mobility Corp, Cl A *	3,479	55
ViaSat Inc *	693	21
Viavi Solutions Inc *	3,355	44
Visa Inc, Cl A	21,213	4,177
VMware Inc, Cl A *	3,153	359
Western Digital Corp *	2,423	109
Western Union Co/The	425	7
WEX Inc *	55	9
Wix.com *	342	22
Wolfspeed *	248	16
Workday Inc, Cl A *	2,079	290
Workiva Inc, Cl A *	1,224	81
Xerox Holdings Corp	4,697	70
Xperi Holding Corp	2,351	34
Zebra Technologies Corp, Cl A *	438	129
Zendesk Inc *	152	11
Zoom Video Communications Inc, Cl A *	2,001	216
Zscaler Inc *	786	118
Zuora Inc, Cl A *	3,498	31
		121,833
Materials — 2.6%
AdvanSix	1,143	38

New Covenant Funds / Annual Report / June 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Air Products and Chemicals Inc	4,688	$1,127
Albemarle Corp	578	121
Alcoa Corp	5,657	258
Allegheny Technologies Inc *	2,362	54
Amyris *	23,256	43
AptarGroup Inc	1,944	201
Arconic Corp *	1,844	52
Ashland Global Holdings Inc	152	16
Avery Dennison Corp	88	14
Axalta Coating Systems Ltd *	7,963	176
Balchem Corp	107	14
Ball Corp	14,154	973
Berry Global Group Inc *	4,123	225
Cabot Corp	238	15
Carpenter Technology Corp	1,006	28
Celanese Corp, Cl A	93	11
CF Industries Holdings Inc	1,066	91
Chemours Co/The	2,832	91
Cleveland-Cliffs Inc *	11,888	183
Coeur Mining Inc *	6,945	21
Commercial Metals Co	1,211	40
Compass Minerals International Inc	851	30
Corteva Inc	5,550	300
Crown Holdings Inc	6,925	638
Dow Inc	6,392	330
DuPont de Nemours Inc	3,212	178
Eagle Materials Inc	126	14
Eastman Chemical Co	9,101	817
Ecolab Inc	2,293	353
FMC Corp	2,400	257
Freeport-McMoRan Inc	27,003	790
Graphic Packaging Holding Co	681	14
Greif Inc, Cl A	1,122	70
Greif Inc, Cl B	839	52
HB Fuller Co	976	59
Huntsman Corp	475	13
Ingevity Corp *	563	36
Innospec Inc	499	48
International Flavors & Fragrances Inc	2,307	275
International Paper Co	360	15
Livent Corp *	5,807	132
Louisiana-Pacific Corp	1,740	91
LyondellBasell Industries NV, Cl A	2,182	191
Martin Marietta Materials Inc	397	119
Minerals Technologies Inc	182	11
Mosaic Co/The	3,590	170
Neenah Inc (A)	693	24
Newmont Corp	21,956	1,310
Novagold Resources Inc *	1,266	6
Nucor Corp	1,828	191
Packaging Corp of America	101	14
PPG Industries Inc	2,274	260

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Quaker Chemical Corp	55	$8
Reliance Steel & Aluminum Co	412	70
Royal Gold Inc	512	55
Scotts Miracle-Gro Co/The	163	13
Sealed Air Corp	293	17
Sensient Technologies Corp	161	13
Sherwin-Williams Co/The	4,705	1,053
Sonoco Products Co	185	11
Southern Copper Corp	272	14
Steel Dynamics Inc	2,648	175
Stepan Co	138	14
Summit Materials Inc, Cl A *	440	10
Sylvamo	32	1
TriMas Corp	1,583	44
Trinseo	1,345	52
United States Lime & Minerals Inc	98	10
United States Steel Corp	3,709	66
Valvoline Inc	11,216	323
Vulcan Materials Co	665	94
Warrior Met Coal Inc	2,378	73
Westlake	137	13
Westrock Co	3,989	159
Worthington Industries Inc	1,149	51
		12,939
Real Estate — 3.4%
Acadia Realty Trust ‡	1,946	30
Agree Realty Corp ‡	736	53
Alexander & Baldwin Inc ‡	2,342	42
Alexandria Real Estate Equities Inc ‡	1,497	217
American Campus Communities Inc *‡(A)	252	16
American Homes 4 Rent, Cl A ‡	375	13
American Tower Corp, Cl A ‡	5,189	1,326
Anywhere Real Estate Inc *	4,621	45
Apartment Income ‡	304	13
Apartment Investment and Management, Cl A *‡	1,711	11
Apple Hospitality Inc ‡	718	11
AvalonBay Communities Inc ‡	3,261	633
Boston Properties Inc ‡	1,468	131
Brandywine Realty Trust ‡	14,492	140
Brixmor Property Group Inc ‡	4,703	95
Camden Property Trust ‡	125	17
CareTrust Inc ‡	2,438	45
CBRE Group Inc, Cl A *	19,071	1,404
Community Healthcare Trust Inc ‡	1,136	41
Corporate Office Properties Trust ‡	7,752	203
Cousins Properties Inc ‡	289	8
Crown Castle International Corp ‡	4,174	703
CubeSmart ‡	377	16
DiamondRock Hospitality Co *‡	4,575	38
Digital Realty Trust Inc ‡	2,674	347
Diversified Healthcare Trust ‡	6,702	12

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Douglas Emmett Inc ‡	448	$10
Duke Realty Corp ‡	2,798	154
EastGroup Properties Inc ‡	306	47
Empire State Realty Trust Inc, Cl A ‡	5,592	39
EPR Properties ‡	735	35
Equinix Inc ‡	1,035	680
Equity Commonwealth *‡	846	23
Equity LifeStyle Properties Inc ‡	167	12
Equity Residential ‡	3,485	252
Essential Properties Realty Trust Inc ‡	2,028	44
Essex Property Trust Inc ‡	454	119
eXp World Holdings	2,641	31
Extra Space Storage Inc ‡	811	138
Federal Realty Investment Trust	664	64
First Industrial Realty Trust Inc ‡	263	12
Four Corners Property Trust Inc ‡	1,848	49
Franklin Street Properties Corp ‡	5,897	25
Gaming and Leisure Properties Inc ‡	283	13
Global Net Lease Inc ‡	2,484	35
Healthcare Trust of America Inc, Cl A ‡(A)	392	11
Healthpeak Properties Inc ‡	9,384	243
Highwoods Properties Inc ‡	247	8
Host Hotels & Resorts Inc ‡	17,568	275
Howard Hughes Corp/The *	795	54
Hudson Pacific Properties Inc ‡	2,475	37
Industrial Logistics Properties Trust ‡	516	7
Innovative Industrial Properties, Cl A ‡	59	6
Invitation Homes Inc ‡	1,509	54
Iron Mountain Inc ‡	5,996	292
JBG SMITH Properties ‡	2,065	49
Jones Lang LaSalle Inc *	1,270	222
Kilroy Realty Corp ‡	4,516	236
Kimco Realty Corp ‡	5,716	113
Kite Realty Group Trust ‡	3,286	57
Lamar Advertising Co, Cl A ‡	1,059	93
Life Storage Inc ‡	165	18
LTC Properties Inc ‡	1,142	44
LXP Industrial Trust ‡	966	10
Macerich Co/The ‡	5,508	48
Marcus & Millichap Inc	1,380	51
Medical Properties Trust Inc ‡	2,513	38
Mid-America Apartment Communities Inc ‡	318	56
National Health Investors Inc ‡	635	39
Necessity Retail REIT ‡	3,743	27
Newmark Group Inc, Cl A	3,753	36
Office Properties Income Trust ‡	1,618	32
Omega Healthcare Investors Inc ‡	1,229	35
Opendoor Technologies *	9,293	44
Orion Office REIT	124	1
Outfront Media Inc ‡	1,951	33
Paramount Group Inc ‡	5,922	43
Park Hotels & Resorts Inc ‡	1,996	27

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pebblebrook Hotel Trust ‡	1,899	$31
Physicians Realty Trust ‡	2,753	48
Piedmont Office Realty Trust Inc, Cl A ‡	2,333	31
PotlatchDeltic Corp ‡	231	10
Prologis Inc ‡	17,977	2,115
Public Storage ‡	1,303	407
Rayonier Inc ‡	1,593	60
RE/MAX Holdings Inc, Cl A	1,292	32
Realty Income Corp ‡	4,725	323
Redfin Corp *	458	4
Regency Centers Corp ‡	22,441	1,331
Rexford Industrial Realty Inc ‡	241	14
RLJ Lodging Trust ‡	2,849	31
RMR Group Inc/The, Cl A	1,095	31
RPT Realty ‡	3,429	34
Ryman Hospitality Properties Inc *‡	577	44
Sabra Health Care REIT Inc ‡	2,410	34
Safehold Inc ‡	226	8
SBA Communications Corp, Cl A ‡	684	219
Service Properties Trust ‡	483	3
Simon Property Group Inc ‡	3,706	352
SITE Centers Corp ‡	3,734	50
SL Green Realty	2,468	114
Spirit Realty Capital Inc ‡	237	9
St Joe Co/The	460	18
STAG Industrial Inc ‡	359	11
STORE Capital Corp ‡	2,555	67
Summit Hotel Properties Inc *‡	4,173	30
Sun Communities	272	43
Tanger Factory Outlet Centers Inc ‡	3,357	48
UDR Inc ‡	250	12
Uniti Group Inc ‡	1,247	12
Urban Edge Properties ‡	2,679	41
Urstadt Biddle Properties Inc, Cl A ‡	2,126	34
Ventas Inc ‡	3,279	169
VICI Properties Inc ‡	5,265	157
Vornado Realty Trust ‡	2,903	83
Washington Real Estate Investment Trust ‡	1,705	36
Welltower Inc ‡	4,270	352
Weyerhaeuser Co ‡	17,005	563
WP Carey Inc ‡	149	12
Xenia Hotels & Resorts Inc *‡	2,347	34
Zillow Group Inc, Cl C *	1,112	35
		16,823
Utilities — 2.6%
AES Corp/The	5,282	111
ALLETE Inc	620	36
Alliant Energy Corp	213	13
Ameren Corp	506	46
American Electric Power Co Inc	5,930	569
American States Water Co	580	47
American Water Works Co Inc	2,717	404

New Covenant Funds / Annual Report / June 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Atmos Energy Corp	461	$52
Avangrid Inc	1,720	79
CenterPoint Energy Inc	434	13
Clearway Energy Inc, Cl C	456	16
CMS Energy Corp	20,708	1,398
Consolidated Edison Inc	3,086	294
Constellation Energy	3,696	212
Dominion Energy Inc	7,487	598
DTE Energy Co	876	111
Duke Energy Corp	7,493	803
Edison International	3,288	208
Entergy Corp	2,276	256
Essential Utilities Inc	331	15
Evergy Inc	180	12
Eversource Energy	10,983	928
Exelon Corp	11,090	503
FirstEnergy Corp	1,531	59
Hawaiian Electric Industries Inc	249	10
IDACORP Inc	108	11
MGE Energy Inc	631	49
National Fuel Gas Co	245	16
New Jersey Resources Corp	1,111	49
NextEra Energy Inc	27,072	2,097
NiSource Inc	419	12
Northwest Natural Holding Co	699	37
NRG Energy Inc	323	12
OGE Energy Corp	261	10
Ormat Technologies Inc	644	50
PG&E Corp *	692	7
Pinnacle West Capital Corp	2,640	193
PNM Resources Inc	975	47
Portland General Electric Co	894	43
PPL Corp	2,577	70
Public Service Enterprise Group Inc	3,126	198
Sempra Energy	2,468	371
SJW Group	716	45
South Jersey Industries Inc	1,556	53
Southern Co/The	13,370	953
Sunnova Energy International Inc *	810	15
UGI Corp	253	10
Vistra Corp	2,088	48
WEC Energy Group Inc	1,647	166
Xcel Energy Inc	21,147	1,496
		12,851
		464,954

Total Common Stock
(Cost $282,633) ($ Thousands)		464,954

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK — 2.4%
Ireland — 1.0%
Accenture PLC, Cl A	11,297	$3,137
Jazz Pharmaceuticals PLC *	616	96
Medtronic PLC	19,976	1,793
Perrigo Co PLC	211	8
		5,034

United Kingdom — 1.4%
Adient PLC *	732	22
Alkermes PLC *	2,433	72
Allegion PLC	855	84
Amcor PLC	4,821	60
Aon PLC, Cl A	3,101	836
Aptiv PLC *	3,490	311
Atlassian Corp PLC, Cl A *	1,043	195
Cimpress PLC *	398	15
Cushman & Wakefield PLC *	2,593	40
Eaton Corp PLC	13,217	1,665
Gates Industrial Corp PLC *	886	10
Horizon Therapeutics PLC *	1,437	115
Johnson Controls International PLC	8,308	398
Linde PLC	5,562	1,599
LivaNova PLC *	657	41
Nielsen Holdings PLC	7,584	176
nVent Electric PLC	457	14
Pentair PLC	245	11
Sensata Technologies Holding PLC	4,273	177
STERIS PLC	1,716	354
Trane Technologies PLC	1,779	231
Tronox Holdings PLC	4,385	74
Willis Towers Watson PLC	907	179
		6,679

Total Foreign Common Stock
(Cost $7,796) ($ Thousands)		11,713

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, Cl F
1.140%**†	17,346,409	17,346

Total Cash Equivalent
(Cost $17,346) ($ Thousands)		17,346

Total Investments in Securities — 99.4%
(Cost $307,775) ($ Thousands)		$494,013

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Growth Fund (Concluded)

A list of the open futures contracts held by the Fund at June 30, 2022 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized (Depreciation) (Thousands)
Long Contracts
Russell 2000 Index E-MINI	27	Sep-2022	$2,344	$2,306	$(38)
S&P 500 Index E-MINI	84	Sep-2022	16,063	15,916	(147)
			$18,407	$18,222	$(185)

For the year ended June 30, 2022, the total amount of all the open future contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period. The futures contracts are considered to have equity risk associated with them.

Percentages are based on Net Assets of $497,155 ($ Thousands).
‡	Real Estate Investment Trust.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of June 30, 2022.
†	Investment in Affiliated Security (see Note 3).
(A)

Security considered restricted, excluding 144A. The total market value of such securities as of June 30, 2022 was $798 ($ Thousands) and represented 0.1% of the Net Assets of the Fund. See table below for acquisition dates and acquisition cost.

Cl — Class
Ltd. — Limited
PLC — Public Limited Company
REIT — Real Estate Investment Trust
S&P — Standard & Poors

The following is a summary of the level of inputs used as of June 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	464,954	–	–	464,954
Foreign Common Stock	11,713	–	–	11,713
Cash Equivalent	17,346	–	–	17,346
Total Investments in Securities	494,013	–	–	494,013

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(185)	–	–	(185)
Total Other Financial Instruments	(185)	–	–	(185)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

The following is a summary of the Fund’s transactions with affiliates for the year ended June 30, 2022 ($ Thousands):

Security Description	Value 6/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 6/30/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$7,003	$76,764	$(66,421)	$—	$—	$17,346	17,346,409	$14	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

New Covenant Funds / Annual Report / June 30, 2022

A list of the restricted securities, excluding 144a, held by the Fund at June 30, 2022, is as follows:

Description	Number of Shares	Acquisition Date/Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)
Common Stock
AAON Inc	192	12/18/2019	$10	$11
AMC Entertainment Holdings	6,903	12/18/2019	197	94
American Campus Communities Inc	252	4/3/2017	11	16
CDK Global Inc	1,636	10/25/2011	82	90
CMC Materials	85	12/18/2019	11	15
Coherent Inc	46	5/13/2019	6	12
Fulton Financial Corp	2,789	12/18/2019	50	40
Healthcare Trust of America Inc	392	5/13/2019	10	11
Invesco Mortgage Capital	323	12/18/2019	48	5
Meritor Inc	2,088	12/18/2019	51	76
Natus Medical Inc	1,614	12/18/2019	52	53
Neenah Inc	693	12/18/2019	50	24
Sanderson Farms Inc	55	12/18/2019	9	12
Spirit Airlines Inc	1,221	10/9/2014	49	29
Take-Two Interactive Software Inc	1,416	2/1/2019	149	173
Turning Point Therapeutics Inc	828	12/18/2019	50	62
Welbilt Inc	3,137	5/13/2019	50	75
			$885	$798

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 41.8%
Agency Mortgage-Backed Obligations — 32.9%
FHLMC
6.500%, 12/01/2035 to 09/01/2039	$426	$451
6.000%, 03/01/2035	696	762
5.500%, 12/01/2036 to 12/01/2038	133	143
5.000%, 04/01/2024 to 01/01/2049	603	634
4.500%, 06/01/2038 to 05/01/2052	3,446	3,520
4.000%, 07/01/2037 to 06/01/2052	3,556	3,562
3.500%, 04/01/2033 to 05/01/2052	3,451	3,363
3.083%, ICE LIBOR USD 12 Month + 1.621%, 02/01/2050(A)	138	136
3.007%, ICE LIBOR USD 12 Month + 1.628%, 11/01/2048(A)	427	421
3.000%, 09/01/2032 to 06/01/2052	4,812	4,540
2.874%, ICE LIBOR USD 12 Month + 1.619%, 11/01/2047(A)	137	136
2.500%, 08/01/2030 to 03/01/2052	5,956	5,466
2.494%, ICE LIBOR USD 12 Month + 1.632%, 09/01/2047(A)	334	339
2.275%, ICE LIBOR USD 12 Month + 1.600%, 06/01/2047(A)	424	428
2.128%, ICE LIBOR USD 12 Month + 1.626%, 10/01/2046(A)	657	665
2.000%, 02/01/2042 to 02/01/2052	2,124	1,855
1.500%, 10/01/2041 to 11/01/2041	609	521
FHLMC CMO, Ser 2011-3947, Cl SG, IO
4.626%, 10/15/2041(A)	85	10

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	$50	$2
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	111	5
FHLMC CMO, Ser 2012-4099, Cl ST, IO
4.676%, 08/15/2042(A)	50	7
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	52	8
FHLMC CMO, Ser 2013-4203, Cl PS, IO
4.926%, 09/15/2042(A)	75	8
FHLMC CMO, Ser 2014-4310, Cl SA, IO
4.626%, 02/15/2044(A)	21	3
FHLMC CMO, Ser 2014-4335, Cl SW, IO
4.676%, 05/15/2044(A)	43	6
FHLMC CMO, Ser 2014-4415, Cl IO, IO
0.999%, 04/15/2041(A)	23	1
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1515, Cl X1, IO
1.638%, 02/25/2035(A)	2,292	300
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1516, Cl X1, IO
1.630%, 05/25/2035(A)	846	118
FHLMC Multifamily Structured Pass-Through Certificates, Ser K118, Cl X1, IO
1.053%, 09/25/2030(A)	5,721	360
FHLMC Multifamily Structured Pass-Through Certificates, Ser K140, Cl A2
2.250%, 03/25/2054	1,098	975
FHLMC Multifamily Structured Pass-Through Certificates, Ser K-1517, Cl X1, IO
1.443%, 07/25/2035(A)	240	30
FHLMC Multifamily Structured Pass-Through Certificates, Ser K740, Cl X1, IO
0.844%, 09/25/2027(A)	7,957	263
FHLMC STACR Debt Notes, Ser 2022-DNA2, Cl M1A
2.226%, SOFR30A + 1.300%, 02/25/2042(A)(B)	220	215
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
2.426%, SOFR30A + 1.500%, 10/25/2041(A)(B)	230	210
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1B
2.776%, SOFR30A + 1.850%, 01/25/2042(A)(B)	420	377
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
3.126%, SOFR30A + 2.200%, 05/25/2042(A)(B)	306	302
FHLMC, Ser 2014-334, Cl S7, IO
4.776%, 08/15/2044(A)	24	3

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC, Ser 2016-353, Cl S1, IO
4.676%, 12/15/2046(A)	$76	$10
FHLMC, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	31	30
FHLMC, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	289	41
FHLMC, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	255	40
FHLMC, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	90	14
FHLMC, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	89	12
FHLMC, Ser 2021-5071, Cl IH, IO
2.500%, 02/25/2051	549	73
FHLMC, Ser 2022-5224, Cl HL
4.000%, 04/25/2052	300	293
FNMA
7.000%, 11/01/2037 to 11/01/2038	16	17
6.500%, 01/01/2038 to 05/01/2040	112	121
6.000%, 07/01/2037 to 07/01/2041	74	80
5.500%, 02/01/2035	67	71
5.000%, 11/01/2025 to 12/01/2049	2,813	2,919
4.500%, 02/01/2035 to 08/01/2058	4,867	4,969
4.000%, 06/01/2025 to 06/01/2057	10,413	10,450
3.500%, 04/01/2033 to 03/01/2057	11,681	11,409
3.468%, 03/01/2030	118	117
3.450%, 03/01/2029	58	58
3.250%, 05/01/2029	79	77
3.000%, 05/01/2052	1	1
3.000%, 02/01/2050 to 04/01/2052	1	1
3.000%, 07/01/2035 to 06/01/2052	16,974	16,074
2.930%, 06/01/2030	96	92
2.500%, 03/01/2035 to 07/01/2061	16,527	15,123
2.393%, 01/01/2036(A)	21	21
2.246%, ICE LIBOR USD 12 Month + 1.700%, 03/01/2036(A)	19	18
2.200%, ICE LIBOR USD 12 Month + 1.424%, 05/01/2043(A)	127	127
2.149%, 02/01/2032(A)	299	265
2.000%, 07/01/2031 to 03/01/2052	11,172	9,854
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	313	329
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	157	8
FNMA CMO, Ser 2014-47, Cl AI, IO
1.146%, 08/25/2044(A)	61	3
FNMA CMO, Ser 2015-55, Cl IO, IO
0.947%, 08/25/2055(A)	15	1
FNMA CMO, Ser 2015-56, Cl AS, IO
4.526%, 08/25/2045(A)	34	5

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities Trust, Ser 2014-C04, Cl 1M2
6.524%, ICE LIBOR USD 1 Month + 4.900%, 11/25/2024(A)	$93	$96
FNMA Connecticut Avenue Securities Trust, Ser 2021-R03, Cl 1M2
2.576%, SOFR30A + 1.650%, 12/25/2041(A)(B)	440	392
FNMA TBA
5.000%, 07/15/2038 to 08/15/2052	400	408
4.500%, 10/15/2033 to 07/01/2037	1,800	1,802
4.000%, 07/13/2039	600	592
FNMA, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	93	99
FNMA, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	4	–
FNMA, Ser 2012-409, Cl C18, IO
4.000%, 04/25/2042	9	2
FNMA, Ser 2013-124, Cl SB, IO
4.326%, 12/25/2043(A)	25	3
FNMA, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	4	–
FNMA, Ser 2013-54, Cl BS, IO
4.526%, 06/25/2043(A)	22	3
FNMA, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	38	3
FNMA, Ser 2017-76, Cl SB, IO
4.476%, 10/25/2057(A)	133	18
FNMA, Ser 2017-85, Cl SC, IO
4.576%, 11/25/2047(A)	69	7
FNMA, Ser 2019-M19, Cl A2
2.560%, 09/25/2029	79	75
FNMA, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	104	72
FNMA, Ser 2020-56, Cl AQ
2.000%, 08/25/2050	200	168
FNMA, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	84	13
FNMA, Ser 2020-96, Cl IN, IO
3.000%, 01/25/2051	776	131
FNMA, Ser 2021-1, Cl IG, IO
2.500%, 02/25/2051	444	71
FNMA, Ser 2021-61, Cl KI, IO
2.500%, 04/25/2049	573	92
FRESB Mortgage Trust, Ser 2018-SB48, Cl A10F
3.370%, 02/25/2028(A)	451	443
FRESB Mortgage Trust, Ser 2019-SB58, Cl A10F
3.610%, 10/25/2028(A)	701	685
GNMA
5.500%, 02/20/2037 to 01/15/2039	65	69

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
5.000%, 12/20/2038 to 10/20/2047	$386	$407
4.600%, 09/15/2034	1,040	1,086
4.500%, 05/20/2040 to 12/20/2050	1,646	1,705
4.000%, 01/15/2041 to 11/20/2049	1,446	1,464
3.500%, 06/20/2044 to 06/20/2052	1,848	1,815
3.000%, 09/15/2042 to 04/20/2052	2,492	2,349
2.500%, 02/20/2027 to 09/20/2051	2,541	2,341
2.000%, 12/20/2050 to 03/20/2051	399	351
GNMA CMO, Ser 2012-34, Cl SA, IO
4.455%, 03/20/2042(A)	20	3
GNMA CMO, Ser 2012-H18, Cl NA
1.323%, ICE LIBOR USD 1 Month + 0.520%, 08/20/2062(A)	83	83
GNMA CMO, Ser 2012-H30, Cl GA
1.153%, ICE LIBOR USD 1 Month + 0.350%, 12/20/2062(A)	361	358
GNMA CMO, Ser 2013-85, Cl IA, IO
0.538%, 03/16/2047(A)	317	4
GNMA CMO, Ser 2013-95, Cl IO, IO
0.502%, 04/16/2047(A)	878	10
GNMA CMO, Ser 2013-H01, Cl TA
1.303%, ICE LIBOR USD 1 Month + 0.500%, 01/20/2063(A)	1	1
GNMA CMO, Ser 2013-H08, Cl BF
1.203%, ICE LIBOR USD 1 Month + 0.400%, 03/20/2063(A)	357	353
GNMA CMO, Ser 2014-105, Cl IO, IO
0.124%, 06/16/2054(A)	66	1
GNMA CMO, Ser 2014-186, Cl IO, IO
0.391%, 08/16/2054(A)	213	3
GNMA CMO, Ser 2015-H20, Cl FA
1.273%, ICE LIBOR USD 1 Month + 0.470%, 08/20/2065(A)	194	192
GNMA TBA
4.500%, 08/01/2023 to 08/15/2039	400	404
4.000%, 08/01/2039	500	497
3.500%, 08/20/2038 to 08/15/2041	200	194
GNMA, Ser 103, Cl AD
1.450%, 01/16/2063	125	105
GNMA, Ser 2013-107, Cl AD
2.851%, 11/16/2047(A)	40	38
GNMA, Ser 2013-H21, Cl FB
1.503%, ICE LIBOR USD 1 Month + 0.700%, 09/20/2063(A)	246	245
GNMA, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	51	9
GNMA, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	84	12
GNMA, Ser 2020-127, Cl IN, IO
2.500%, 08/20/2050	84	12
GNMA, Ser 2020-129, Cl IE, IO
2.500%, 09/20/2050	87	12

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	$177	$26
GNMA, Ser 2020-175, Cl GI, IO
2.000%, 11/20/2050	339	40
GNMA, Ser 2020-181, Cl WI, IO
2.000%, 12/20/2050	423	48
GNMA, Ser 2020-H04, Cl FP
1.303%, ICE LIBOR USD 1 Month + 0.500%, 06/20/2069(A)	136	134
GNMA, Ser 2020-H09, Cl FL
1.953%, ICE LIBOR USD 1 Month + 1.150%, 05/20/2070(A)	68	68
GNMA, Ser 2020-H13, Cl FA
1.253%, ICE LIBOR USD 1 Month + 0.450%, 07/20/2070(A)	416	406
GNMA, Ser 2020-H13, Cl FM
1.203%, ICE LIBOR USD 1 Month + 0.400%, 08/20/2070(A)	261	258
GNMA, Ser 2021-176, Cl IN, IO
2.500%, 10/20/2051	1,152	155
GNMA, Ser 2021-57, Cl BI, IO
3.000%, 03/20/2051	1,546	230
GNMA, Ser 2021-96, Cl VI, IO
2.500%, 06/20/2051	1,334	201
GNMA, Ser 2022-113
2.000%, 09/16/2061	2,200	1,586
GNMA, Ser 3, Cl IO, IO
0.641%, 02/16/2061(A)	992	60
GNMA, Ser 82, Cl Z
2.000%, 02/16/2064	200	141

		125,519
Non-Agency Mortgage-Backed Obligations — 8.9%
280 Park Avenue Mortgage Trust, Ser 2017-280P, Cl A
2.071%, ICE LIBOR USD 1 Month + 0.880%, 09/15/2034(A)(B)	130	127
Atrium Hotel Portfolio Trust, Ser 2017-ATRM, Cl C
2.974%, ICE LIBOR USD 1 Month + 1.650%, 12/15/2036(A)(B)	410	387
BANK, Ser 2021-BN36, Cl A5
2.470%, 09/15/2064	644	554
BBCMS Mortgage Trust, Ser 2021-C9, Cl A5
2.299%, 02/15/2054	563	481
Benchmark Mortgage Trust, Ser 2019-B12, Cl A5
3.116%, 08/15/2052	703	651
Benchmark Mortgage Trust, Ser 2019-B15, Cl A5
2.928%, 12/15/2072	481	438

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust, Ser 2021-B26, Cl A3
2.391%, 06/15/2054	$604	$544
BPR Trust, Ser 2021-TY, Cl B
2.474%, ICE LIBOR USD 1 Month + 1.150%, 09/15/2038(A)(B)	370	352
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(B)	44	42
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
2.244%, ICE LIBOR USD 1 Month + 0.920%, 10/15/2036(A)(B)	835	820
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
2.024%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(B)	635	612
BX Commercial Mortgage Trust, Ser 2021-XL2, Cl A
2.013%, ICE LIBOR USD 1 Month + 0.689%, 10/15/2038(A)(B)	112	107
BX Commercial Mortgage Trust, Ser 2022-AHP, Cl A
2.269%, TSFR1M + 0.990%, 01/17/2039(A)(B)	630	609
BX Commercial Mortgage Trust, Ser 2022-LP2, Cl A
2.347%, TSFR1M + 1.013%, 02/15/2039(A)(B)	383	368
BX Trust, Ser 2022-LBA6, Cl A
2.279%, TSFR1M + 1.000%, 01/15/2039(A)(B)	110	106
CAMB Commercial Mortgage Trust, Ser 2022-LIFE, Cl A
2.394%, ICE LIBOR USD 1 Month + 1.070%, 12/15/2037(A)(B)	110	108
Cascade MH Asset Trust, Ser 2021-MH1, Cl A1
1.753%, 02/25/2046(B)	84	75
CIM Trust, Ser 2020-INV1, Cl A2
2.500%, 04/25/2050(A)(B)	198	175
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035(B)	190	186
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	100	99
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AAB
3.512%, 12/10/2049	727	720
COLT Mortgage Loan Trust, Ser 2022-2, Cl A1
2.994%, 02/25/2067(B)	93	88

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2012-CR5, Cl A4
2.771%, 12/10/2045	$671	$670
COMM Mortgage Trust, Ser 2012-CR5, Cl AM
3.223%, 12/10/2045(B)	590	589
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.237%, 10/10/2046(A)	10	8
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046(A)	20	19
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	20	20
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	90	89
Commercial Mortgage Trust, Ser 2022-LPFL, Cl A
2.676%, TSFR1M + 1.397%, 03/15/2039(A)(B)	410	403
Credit Suisse Mortgage Trust, Ser 2019-NQM1, Cl A3
3.064%, 10/25/2059(B)	230	224
CSMC Trust, Ser 2014-USA, Cl B
4.185%, 09/15/2037(B)	470	432
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(A)(B)	312	288
CSMC Trust, Ser 2021-NQM3, Cl A3
1.632%, 04/25/2066(A)(B)	186	169
CSMC Trust, Ser 2021-NQM5, Cl A1
0.938%, 05/25/2066(A)(B)	145	125
CSMC Trust, Ser 2021-NQM7, Cl A1
1.756%, 10/25/2066(A)(B)	117	101
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/2060(A)(B)	271	254
CSMC Trust, Ser 2021-RPL3, Cl M3
3.841%, 01/25/2060(A)(B)	120	105
CSMC Trust, Ser 2021-RPL6, Cl A1
2.000%, 10/25/2060(A)(B)	150	137
CSMC, Ser 2022-NQM1, Cl A1
2.265%, 11/25/2066(A)(B)	390	346
Deephaven Residential Mortgage Trust, Ser 2022-1, Cl A1
2.205%, 01/25/2067(A)(B)	320	299
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(B)	324	293
Ellington Financial Mortgage Trust, Ser 2022-1, Cl A1
2.206%, 01/25/2067(A)(B)	103	94
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048(A)(B)	6	6
GS Mortgage Securities II, Ser 2018-SRP5, Cl B
4.324%, ICE LIBOR USD 1 Month + 2.750%, 09/15/2031(A)(B)	399	320

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities II, Ser 2018-SRP5, Cl A
3.124%, ICE LIBOR USD 1 Month + 1.550%, 09/15/2031(A)(B)	$575	$507
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046(A)	80	79
GS Mortgage Securities Trust, Ser 2014-GC24, Cl A5
3.931%, 09/10/2047	511	506
GS Mortgage Securities Trust, Ser 2015-GC30, Cl A3
3.119%, 05/10/2050	955	926
GS Mortgage Securities Trust, Ser 2019-GC39, Cl A2
3.457%, 05/10/2052	520	513
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057(B)	167	164
GS Mortgage-Backed Securities Trust, Ser 2020-INV1, Cl A14
2.946%, 10/25/2050(A)(B)	297	268
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1B
2.352%, ICE LIBOR USD 1 Month + 0.740%, 06/20/2035(A)	148	139
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045(A)	210	209
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.049%, 01/15/2047(A)	30	30
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.702%, 09/15/2047(A)	80	73
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl A5
3.672%, 11/15/2047	578	571
JPMDB Commercial Mortgage Securities Trust, Ser 2019-COR6, Cl A4
3.057%, 11/13/2052	537	491
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl AS
3.353%, 12/15/2047(B)	380	378
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-FL7, Cl D
5.074%, ICE LIBOR USD 1 Month + 3.750%, 05/15/2028(A)(B)	115	106
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2021-NYAH, Cl D
2.864%, ICE LIBOR USD 1 Month + 1.540%, 06/15/2038(A)(B)	520	482

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2022-ACB, Cl A
2.179%, SOFR30A + 1.400%, 03/15/2039(A)(B)	$300	$295
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2022-NLP, Cl A
1.875%, TSFR1M + 0.597%, 04/15/2037(A)(B)	120	113
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.352%, 05/25/2045(A)(B)	30	30
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048(A)(B)	97	91
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048(A)(B)	68	64
JPMorgan Mortgage Trust, Ser 2021-3, Cl A3
2.500%, 07/25/2051(A)(B)	681	582
MAD Mortgage Trust, Ser 2017-330M, Cl A
3.294%, 08/15/2034(A)(B)	220	212
Metlife Securitization Trust, Ser 2020-INV1, Cl A2A
2.500%, 05/25/2050(A)(B)	291	268
Mill City Mortgage Loan Trust, Ser 2019-1, Cl A1
3.250%, 10/25/2069(A)(B)	207	201
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A4
3.102%, 05/15/2046	714	707
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl A4
3.732%, 05/15/2048	473	465
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	510	502
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2017-C34, Cl ASB
3.354%, 11/15/2052	609	595
Morgan Stanley Capital I Trust, Ser 2015-UBS8, Cl A4
3.809%, 12/15/2048	732	719
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
2.974%, ICE LIBOR USD 1 Month + 1.650%, 05/15/2036(A)(B)	281	271
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035(A)(B)	410	385
Natixis Commercial Mortgage Securities Trust, Ser 2019-FAME, Cl B
3.655%, 08/15/2036(B)	410	384

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2018-RPL1, Cl M2
3.500%, 12/25/2057(A)(B)	$240	$219
New Residential Mortgage Loan Trust, Ser 2019-4A, Cl A1B
3.500%, 12/25/2058(A)(B)	184	179
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B2
4.250%, 09/25/2059(A)(B)	209	200
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059(A)(B)	209	200
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(B)	107	104
New Residential Mortgage Loan Trust, Ser 2019-RPL3, Cl A1
2.750%, 07/25/2059(A)(B)	203	196
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A3
1.516%, 11/27/2056(A)(B)	75	66
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(B)	116	103
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(B)	276	239
OBX Trust, Ser 2021-NQM2, Cl A3
1.563%, 05/25/2061(A)(B)	227	197
OBX Trust, Ser 2021-NQM3, Cl A1
1.054%, 07/25/2061(A)(B)	158	137
OBX Trust, Ser 2022-NQM1, Cl A1
2.305%, 11/25/2061(A)(B)	370	323
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl A1
1.957%, 10/25/2061(A)(B)	247	215
PRKCM Trust, Ser 2021-AFC1, Cl A1
1.510%, 08/25/2056(A)(B)	215	189
PRKCM Trust, Ser 2021-AFC2, Cl A1
2.071%, 11/25/2056(A)(B)	150	128
Provident Funding Mortgage Trust, Ser 2021-INV1, Cl A1
2.500%, 08/25/2051(A)(B)	567	485
Residential Mortgage Loan Trust, Ser 2019-3, Cl A2
2.941%, 09/25/2059(A)(B)	77	75
Residential Mortgage Loan Trust, Ser 2019-3, Cl A3
3.044%, 09/25/2059(A)(B)	77	75
Residential Mortgage Loan Trust, Ser 2020-2, Cl A1
1.654%, 05/25/2060(A)(B)	92	91

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Seasoned Credit Risk Transfer Trust, Ser 2017-2, Cl MA
3.000%, 08/25/2056	$218	$213
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MA
3.500%, 03/25/2058	577	571
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl MA
3.500%, 07/25/2058	481	476
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	650	643
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl MA
3.000%, 02/25/2059	840	818
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	311	294
Seasoned Credit Risk Transfer Trust, Ser 2022-1, Cl MAU
3.250%, 11/25/2061	991	966
Sequoia Mortgage Trust, Ser 2021-1, Cl A1
2.500%, 03/25/2051(A)(B)	113	97
SG Residential Mortgage Trust, Ser 2022-1, Cl A1
3.166%, 03/27/2062(A)(B)	398	379
Shops at Crystals Trust, Ser 2016-CSTL, Cl A
3.126%, 07/05/2036(B)	100	91
SLG Office Trust, Ser 2021-OVA, Cl A
2.585%, 07/15/2041(B)	510	433
Towd Point Mortgage Trust, Ser 2019-HY2, Cl M2
3.524%, ICE LIBOR USD 1 Month + 1.900%, 05/25/2058(A)(B)	100	97
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	59	59
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
1.137%, 05/10/2063(A)(B)	74	–
Wells Fargo Commercial Mortgage Trust, Ser 2015-C29, Cl A4
3.637%, 06/15/2048	606	596
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS3, Cl ASB
3.371%, 09/15/2057	105	103
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl AS
3.311%, 03/15/2045	160	159
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.309%, 05/15/2045(A)(B)	965	5

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.702%, 10/15/2057(A)	$945	$9
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl B
4.533%, 10/15/2057(A)	270	264

		33,660
Total Mortgage-Backed Securities
(Cost $170,795) ($ Thousands)		159,179

CORPORATE OBLIGATIONS — 29.1%
Communication Services — 2.3%
Alphabet
2.050%, 08/15/2050	30	20
1.900%, 08/15/2040	40	29
1.100%, 08/15/2030	40	33
0.800%, 08/15/2027	30	26
0.450%, 08/15/2025	20	18
AT&T
4.250%, 03/01/2027	150	150
2.550%, 12/01/2033	492	399
2.300%, 06/01/2027	120	110
1.650%, 02/01/2028	400	346
Charter Communications Operating
5.050%, 03/30/2029	220	212
4.908%, 07/23/2025	490	491
4.800%, 03/01/2050	40	32
4.400%, 04/01/2033	110	98
3.750%, 02/15/2028	200	185
Comcast
4.250%, 10/15/2030	40	39
4.150%, 10/15/2028	250	249
3.950%, 10/15/2025	210	211
3.750%, 04/01/2040	20	18
3.450%, 02/01/2050	40	32
3.400%, 04/01/2030	140	131
3.300%, 04/01/2027	30	29
3.250%, 11/01/2039	30	25
3.150%, 03/01/2026	30	29
2.937%, 11/01/2056	27	19
2.800%, 01/15/2051	30	21
Fox
4.709%, 01/25/2029	30	29
Magallanes
4.279%, 03/15/2032 (B)	400	358
4.054%, 03/15/2029 (B)	447	409
3.755%, 03/15/2027 (B)	190	178
Prosus MTN
3.061%, 07/13/2031 (B)	410	302

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TCI Communications
7.875%, 02/15/2026	$240	$269
Tencent Holdings MTN
3.595%, 01/19/2028 (B)	250	237
T-Mobile USA
3.875%, 04/15/2030	390	364
3.750%, 04/15/2027	20	19
3.500%, 04/15/2025	369	361
2.550%, 02/15/2031	190	160
2.050%, 02/15/2028	20	17
Verizon Communications
4.862%, 08/21/2046	40	39
4.500%, 08/10/2033	30	29
4.329%, 09/21/2028	435	433
4.125%, 08/15/2046	40	35
4.000%, 03/22/2050	40	35
3.875%, 02/08/2029	30	29
3.850%, 11/01/2042	10	9
3.000%, 03/22/2027	120	114
2.650%, 11/20/2040	300	220
2.550%, 03/21/2031	1,414	1,209
2.355%, 03/15/2032	983	815
2.100%, 03/22/2028	90	80
Walt Disney
3.350%, 03/24/2025	223	221
3.000%, 09/15/2022	30	30

		8,953

Consumer Discretionary — 1.6%
Amazon.com
4.250%, 08/22/2057	10	9
3.450%, 04/13/2029	160	156
3.300%, 04/13/2027	140	137
3.150%, 08/22/2027	470	457
1.200%, 06/03/2027	20	18
American Honda Finance MTN
0.875%, 07/07/2023	846	825
Aptiv
3.250%, 03/01/2032	639	543
Dollar General
3.250%, 04/15/2023	10	10
Ferguson Finance
4.500%, 10/24/2028 (B)	459	446
3.250%, 06/02/2030 (B)	851	736
General Motors Financial
3.700%, 05/09/2023	190	190
3.100%, 01/12/2032	30	24
Home Depot
3.900%, 12/06/2028	10	10
3.900%, 06/15/2047	10	9
3.350%, 04/15/2050	50	41
3.300%, 04/15/2040	40	34

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.875%, 04/15/2027	$170	$164
2.500%, 04/15/2027	450	425
Honda Motor
2.534%, 03/10/2027	632	591
Lowe's
4.500%, 04/15/2030	30	30
1.700%, 09/15/2028	80	68
McDonald's MTN
4.200%, 04/01/2050	70	63
3.800%, 04/01/2028	280	274
3.700%, 01/30/2026	10	10
3.625%, 09/01/2049	10	8
3.500%, 03/01/2027	20	20
3.500%, 07/01/2027	10	10
3.350%, 04/01/2023	280	281
3.300%, 07/01/2025	50	50
1.450%, 09/01/2025	10	9
Newell Brands
4.100%, 04/01/2023	53	53
NIKE
3.375%, 03/27/2050	30	25
2.750%, 03/27/2027	40	38
2.400%, 03/27/2025	40	39
Target
2.250%, 04/15/2025	80	77
Toyota Motor
1.339%, 03/25/2026	210	191

		6,071

Consumer Staples — 0.5%
Cargill
1.375%, 07/23/2023 (B)	70	69
Coca-Cola
3.375%, 03/25/2027	30	30
2.600%, 06/01/2050	10	7
1.450%, 06/01/2027	80	72
Costco Wholesale
1.600%, 04/20/2030	90	76
1.375%, 06/20/2027	120	108
Hershey
0.900%, 06/01/2025	20	18
Kimberly-Clark
3.100%, 03/26/2030	20	19
Kroger
7.700%, 06/01/2029	565	664
Mars
3.200%, 04/01/2030 (B)	30	28
2.700%, 04/01/2025 (B)	60	58
Mondelez International
1.500%, 05/04/2025	180	168
PepsiCo
2.625%, 03/19/2027	10	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.250%, 03/19/2025	$331	$322
1.625%, 05/01/2030	70	59
0.750%, 05/01/2023	80	79
Procter & Gamble
3.000%, 03/25/2030	40	38
2.800%, 03/25/2027	10	10
Walmart
1.800%, 09/22/2031	160	136

		1,970

Energy — 2.9%
Berkshire Hathaway Energy
3.700%, 07/15/2030	140	134
BP Capital Markets America
3.790%, 02/06/2024	80	80
3.633%, 04/06/2030	50	47
3.410%, 02/11/2026	90	88
3.119%, 05/04/2026	170	165
BP Capital Markets PLC
3.535%, 11/04/2024	–	–
Cameron LNG
2.902%, 07/15/2031 (B)	60	53
Chevron
1.995%, 05/11/2027	40	37
1.554%, 05/11/2025	70	66
Chevron USA
3.850%, 01/15/2028	30	30
3.250%, 10/15/2029	80	76
Continental Resources
5.750%, 01/15/2031 (B)	10	10
4.375%, 01/15/2028	120	113
3.800%, 06/01/2024	190	187
Coterra Energy
4.375%, 06/01/2024 (B)	160	160
4.375%, 03/15/2029 (B)	300	294
3.900%, 05/15/2027 (B)	160	153
Devon Energy
5.850%, 12/15/2025	210	219
5.250%, 10/15/2027	64	65
5.000%, 06/15/2045	70	65
4.500%, 01/15/2030	32	30
Diamondback Energy
3.500%, 12/01/2029	50	46
3.250%, 12/01/2026	30	29
3.125%, 03/24/2031	40	35
Ecopetrol
5.375%, 06/26/2026	140	130
Energy Transfer
4.950%, 06/15/2028	10	10
4.500%, 11/01/2023	60	60
3.750%, 05/15/2030	220	198
2.900%, 05/15/2025	140	133

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Enterprise Products Operating
4.800%, 02/01/2049	$30	$27
4.200%, 01/31/2050	10	8
4.150%, 10/16/2028	140	137
3.950%, 02/15/2027	150	148
3.950%, 01/31/2060	10	8
3.900%, 02/15/2024	457	456
3.700%, 01/31/2051	80	63
3.125%, 07/31/2029	210	189
2.800%, 01/31/2030	230	201
EOG Resources
4.375%, 04/15/2030	190	191
4.150%, 01/15/2026	160	161
EQT
6.625%, 02/01/2025	100	103
3.900%, 10/01/2027	140	130
Exxon Mobil
4.327%, 03/19/2050	30	28
3.043%, 03/01/2026	150	147
2.992%, 03/19/2025	270	266
2.610%, 10/15/2030	100	90
1.571%, 04/15/2023	10	10
KazMunayGas National JSC
5.375%, 04/24/2030 (B)	400	352
Kinder Morgan
5.550%, 06/01/2045	20	19
4.300%, 06/01/2025	60	60
Lukoil Capital DAC
3.600%, 10/26/2031 (B)	230	121
2.800%, 04/26/2027 (B)	200	121
MidAmerican Energy
3.650%, 04/15/2029	140	136
MPLX
5.200%, 03/01/2047	30	27
5.200%, 12/01/2047	50	45
4.800%, 02/15/2029	50	49
4.125%, 03/01/2027	110	106
4.000%, 03/15/2028	40	38
Occidental Petroleum
5.550%, 03/15/2026	170	169
4.881%, 10/10/2036 (C)	1,641	813
3.400%, 04/15/2026	80	73
3.200%, 08/15/2026	130	117
3.000%, 02/15/2027	130	117
Petrobras Global Finance BV
6.850%, 06/05/2115	150	123
Petroleos del Peru
4.750%, 06/19/2032 (B)	400	309
Phillips 66
3.700%, 04/06/2023	582	582
Pioneer Natural Resources
2.150%, 01/15/2031	70	58

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.900%, 08/15/2030	$220	$180
1.125%, 01/15/2026	50	45
Reliance Industries
3.625%, 01/12/2052 (B)	250	181
Schlumberger Holdings
3.900%, 05/17/2028 (B)	456	431
Shell International Finance BV
3.250%, 05/11/2025	150	148
3.250%, 04/06/2050	110	87
2.875%, 05/10/2026	90	87
2.750%, 04/06/2030	40	36
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	290	295
Targa Resources
5.200%, 07/01/2027	170	171
Tennessee Gas Pipeline
2.900%, 03/01/2030 (B)	160	138
Transcontinental Gas Pipe Line
3.250%, 05/15/2030	100	90
Western Midstream Operating
4.550%, 02/01/2030	20	17
3.600%, 02/01/2025	30	28
2.621%, ICE LIBOR USD 3 Month + 1.850%, 01/13/2023 (A)	20	20
Williams
5.100%, 09/15/2045	70	65
4.900%, 01/15/2045	90	81
3.750%, 06/15/2027	390	372
3.500%, 11/15/2030	20	18

		11,001

Financials — 12.1%
American Express
4.050%, 05/03/2029	200	196
3.375%, 05/03/2024	140	139
2.650%, 12/02/2022	264	264
American International Group
2.500%, 06/30/2025	40	38
Aviation Capital Group
4.125%, 08/01/2025 (B)	160	152
1.950%, 01/30/2026 (B)	567	493
Banco Santander
4.175%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.000%, 03/24/2028 (A)	200	191
3.125%, 02/23/2023	200	199
2.746%, 05/28/2025	200	189
2.131%, ICE LIBOR USD 3 Month + 1.120%, 04/12/2023 (A)	200	200
Bank of America
3.841%, U.S. SOFR + 1.110%, 04/25/2025 (A)	100	99

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.419%, ICE LIBOR USD 3 Month + 1.040%, 12/20/2028 (A)	$234	$218
3.004%, ICE LIBOR USD 3 Month + 0.790%, 12/20/2023 (A)	258	257
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (A)	200	170
2.592%, U.S. SOFR + 2.150%, 04/29/2031 (A)	380	322
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (A)	240	198
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (A)	2,006	1,783
Bank of America MTN
4.376%, U.S. SOFR + 1.580%, 04/27/2028 (A)	100	98
4.250%, 10/22/2026	10	10
4.200%, 08/26/2024	210	210
4.125%, 01/22/2024	370	374
4.100%, 07/24/2023	280	283
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/2051 (A)	40	34
4.000%, 04/01/2024	440	443
4.000%, 01/22/2025	80	80
3.974%, ICE LIBOR USD 3 Month + 1.210%, 02/07/2030 (A)	80	76
3.593%, ICE LIBOR USD 3 Month + 1.370%, 07/21/2028 (A)	210	198
3.550%, ICE LIBOR USD 3 Month + 0.780%, 03/05/2024 (A)	80	80
3.500%, 04/19/2026	130	127
3.300%, 01/11/2023	60	60
Bank of Montreal MTN
1.850%, 05/01/2025	130	123
Bank of New York Mellon MTN
4.289%, U.S. SOFR + 1.418%, 06/13/2033 (A)	320	313
3.300%, 08/23/2029	790	731
1.600%, 04/24/2025	40	38
Bank of Nova Scotia
1.300%, 06/11/2025	70	65
Blackstone Holdings Finance
1.600%, 03/30/2031 (B)	590	462
BNP Paribas
5.198%, ICE LIBOR USD 3 Month + 2.567%, 01/10/2030 (A)(B)	200	200
4.705%, ICE LIBOR USD 3 Month + 2.235%, 01/10/2025 (A)(B)	270	270
4.400%, 08/14/2028 (B)	200	191
2.871%, U.S. SOFR + 1.387%, 04/19/2032 (A)(B)	200	165
2.591%, U.S. SOFR + 1.228%, 01/20/2028 (A)(B)	542	487

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.675%, U.S. SOFR + 0.912%, 06/30/2027 (A)(B)	$290	$256
BPCE
1.625%, 01/14/2025 (B)	1,085	1,023
Capital One Financial
3.300%, 10/30/2024	480	468
Carlyle Finance Subsidiary
3.500%, 09/19/2029 (B)	716	649
Charles Schwab
3.850%, 05/21/2025	110	110
Citigroup
8.125%, 07/15/2039	12	16
5.500%, 09/13/2025	450	462
5.300%, 05/06/2044	31	30
4.658%, U.S. SOFR + 1.887%, 05/24/2028 (A)	140	139
4.650%, 07/30/2045	28	26
4.450%, 09/29/2027	120	118
4.412%, U.S. SOFR + 3.914%, 03/31/2031 (A)	100	96
4.400%, 06/10/2025	160	160
4.300%, 11/20/2026	40	39
4.125%, 07/25/2028	40	38
4.075%, ICE LIBOR USD 3 Month + 1.192%, 04/23/2029 (A)	240	228
4.050%, 07/30/2022	40	40
3.785%, U.S. SOFR + 1.939%, 03/17/2033 (A)	250	225
3.668%, ICE LIBOR USD 3 Month + 1.390%, 07/24/2028 (A)	340	321
3.500%, 05/15/2023	100	100
3.400%, 05/01/2026	354	342
3.200%, 10/21/2026	287	273
3.106%, U.S. SOFR + 2.842%, 04/08/2026 (A)	150	144
2.572%, U.S. SOFR + 2.107%, 06/03/2031 (A)	200	168
2.520%, U.S. SOFR + 1.177%, 11/03/2032 (A)	110	89
1.678%, U.S. SOFR + 1.667%, 05/15/2024 (A)	903	885
Cooperatieve Rabobank UA
4.375%, 08/04/2025	500	496
3.875%, 09/26/2023 (B)(D)	595	594
3.649%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.220%, 04/06/2028 (A)(B)	580	551
Credit Agricole MTN
1.907%, U.S. SOFR + 1.676%, 06/16/2026 (A)(B)	250	230
Credit Suisse Group
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (A)(B)	250	221

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Credit Suisse NY
2.950%, 04/09/2025	$250	$239
Danske Bank
4.298%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 04/01/2028 (A)(B)	240	228
3.773%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.450%, 03/28/2025 (A)(B)	310	305
1.226%, 06/22/2024 (B)	200	188
Equitable Financial Life Global Funding
1.400%, 07/07/2025 (B)	673	619
GA Global Funding Trust
3.850%, 04/11/2025 (B)	1,114	1,093
Goldman Sachs Group
4.387%, U.S. SOFR + 1.510%, 06/15/2027 (A)	400	395
4.250%, 10/21/2025	190	189
4.223%, ICE LIBOR USD 3 Month + 1.301%, 05/01/2029 (A)	650	625
3.691%, ICE LIBOR USD 3 Month + 1.510%, 06/05/2028 (A)	400	379
3.615%, U.S. SOFR + 1.846%, 03/15/2028 (A)	30	28
3.500%, 04/01/2025	80	78
3.500%, 11/16/2026	90	86
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (A)	110	91
Goldman Sachs Group MTN
4.000%, 03/03/2024	420	421
Guardian Life Global Funding
1.100%, 06/23/2025 (B)	30	28
HSBC Holdings PLC
4.583%, ICE LIBOR USD 3 Month + 1.535%, 06/19/2029 (A)	200	193
Intercontinental Exchange
4.600%, 03/15/2033	70	70
Intesa Sanpaolo
3.375%, 01/12/2023 (B)	200	199
3.125%, 07/14/2022 (B)	200	200
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (B)	200	191
JPMorgan Chase
4.565%, U.S. SOFR + 1.750%, 06/14/2030 (A)	998	980
4.452%, ICE LIBOR USD 3 Month + 1.330%, 12/05/2029 (A)	200	195
4.203%, ICE LIBOR USD 3 Month + 1.260%, 07/23/2029 (A)	773	746
4.023%, ICE LIBOR USD 3 Month + 1.000%, 12/05/2024 (A)	230	229
4.005%, ICE LIBOR USD 3 Month + 1.120%, 04/23/2029 (A)	100	96

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.875%, 09/10/2024	$290	$289
3.845%, U.S. SOFR + 0.980%, 06/14/2025 (A)	1,180	1,168
2.545%, U.S. SOFR + 1.180%, 11/08/2032 (A)	110	91
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (A)	190	162
2.083%, U.S. SOFR + 1.850%, 04/22/2026 (A)	130	122
1.514%, U.S. SOFR + 1.455%, 06/01/2024 (A)	210	205
KKR Group Finance VI
3.750%, 07/01/2029 (B)	1,149	1,074
Lincoln National
3.400%, 01/15/2031	451	403
Macquarie Bank
2.300%, 01/22/2025 (B)	1,188	1,138
Macquarie Group MTN
4.150%, ICE LIBOR USD 3 Month + 1.330%, 03/27/2024 (A)(B)	495	495
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (B)	220	215
Mitsubishi UFJ Financial Group
3.837%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.125%, 04/17/2026 (A)	200	197
3.407%, 03/07/2024	510	506
Moody's
2.000%, 08/19/2031	1,000	816
Morgan Stanley MTN
3.772%, ICE LIBOR USD 3 Month + 1.140%, 01/24/2029 (A)	150	142
3.750%, 02/25/2023	1,110	1,113
3.622%, U.S. SOFR + 3.120%, 04/01/2031 (A)	475	436
2.699%, U.S. SOFR + 1.143%, 01/22/2031 (A)	200	173
2.188%, U.S. SOFR + 1.990%, 04/28/2026 (A)	400	374
NatWest Group
4.519%, ICE LIBOR USD 3 Month + 1.550%, 06/25/2024 (A)	290	289
4.269%, ICE LIBOR USD 3 Month + 1.762%, 03/22/2025 (A)	200	198
New York Life Global Funding
0.950%, 06/24/2025 (B)	60	55
Oncor Electric Delivery
4.150%, 06/01/2032 (B)	300	301
ORIX
4.050%, 01/16/2024	365	366
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	944	934

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Principal Life Global Funding II
1.250%, 06/23/2025 (B)	$20	$18
Royal Bank of Canada MTN
1.600%, 04/17/2023	120	119
1.150%, 06/10/2025	70	65
Standard Chartered
0.991%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 0.780%, 01/12/2025 (A)(B)	670	633
State Street
3.152%, U.S. SOFR + 2.650%, 03/30/2031 (A)	50	45
Swedbank
1.538%, 11/16/2026 (B)	400	361
1.300%, 06/02/2023 (B)	200	196
Toronto-Dominion Bank MTN
4.456%, 06/08/2032	210	208
3.200%, 03/10/2032	807	720
1.150%, 06/12/2025	918	847
0.750%, 06/12/2023	130	126
UBS Group
2.746%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/2033 (A)(B)	575	468
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	634	624
UBS Group Funding Switzerland
4.253%, 03/23/2028 (B)	250	243
US Bancorp
3.375%, 02/05/2024	540	539
1.450%, 05/12/2025	160	150
USAA Capital
2.125%, 05/01/2030 (B)	150	128
Wells Fargo
3.000%, 10/23/2026	190	179
2.188%, U.S. SOFR + 2.000%, 04/30/2026 (A)	130	122
Wells Fargo MTN
5.013%, U.S. SOFR + 4.502%, 04/04/2051 (A)	380	373
4.900%, 11/17/2045	30	28
4.478%, U.S. SOFR + 4.032%, 04/04/2031 (A)	220	215
4.300%, 07/22/2027	200	198
3.750%, 01/24/2024	540	541
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (A)	40	36
2.879%, U.S. SOFR + 1.432%, 10/30/2030 (A)	100	88
2.393%, U.S. SOFR + 2.100%, 06/02/2028 (A)	290	260

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.654%, U.S. SOFR + 1.600%, 06/02/2024 (A)	$160	$156

		45,802

Health Care — 2.5%
Abbott Laboratories
3.400%, 11/30/2023	175	175
AbbVie
4.250%, 11/21/2049	30	27
3.800%, 03/15/2025	40	40
3.750%, 11/14/2023	20	20
3.600%, 05/14/2025	10	10
3.200%, 11/21/2029	150	138
2.950%, 11/21/2026	20	19
2.600%, 11/21/2024	140	136
2.300%, 11/21/2022	1,046	1,044
Adventist Health System
2.433%, 09/01/2024	431	418
Aetna
2.800%, 06/15/2023	20	20
Becton Dickinson
4.685%, 12/15/2044	40	37
3.734%, 12/15/2024	7	7
3.363%, 06/06/2024	186	184
Bristol-Myers Squibb
3.550%, 08/15/2022	60	60
3.400%, 07/26/2029	16	15
3.200%, 06/15/2026	79	78
2.900%, 07/26/2024	154	153
Cigna
4.375%, 10/15/2028	420	417
4.125%, 11/15/2025	200	200
3.750%, 07/15/2023	16	16
3.500%, 06/15/2024	160	159
1.250%, 03/15/2026	725	654
CommonSpirit Health
4.200%, 08/01/2023	473	478
CVS Health
5.050%, 03/25/2048	60	57
4.300%, 03/25/2028	164	162
3.875%, 07/20/2025	95	94
3.625%, 04/01/2027	180	175
2.125%, 09/15/2031	150	122
1.875%, 02/28/2031	20	16
1.750%, 08/21/2030	200	160
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	988	1,078
5.773%, 01/10/2033 (B)	354	370
Elevance Health
4.100%, 05/15/2032	80	78
Gilead Sciences
2.500%, 09/01/2023	50	49

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Humana
4.500%, 04/01/2025	$10	$10
3.700%, 03/23/2029	160	151
3.150%, 12/01/2022	240	240
2.900%, 12/15/2022	290	290
2.150%, 02/03/2032	30	24
Johnson & Johnson
0.950%, 09/01/2027	100	88
0.550%, 09/01/2025	50	46
Merck
1.900%, 12/10/2028	430	382
1.450%, 06/24/2030	50	42
0.750%, 02/24/2026	80	73
Pfizer
2.625%, 04/01/2030	100	91
1.700%, 05/28/2030	50	43
0.800%, 05/28/2025	110	102
SSM Health Care
3.688%, 06/01/2023	644	645
Teva Pharmaceutical Finance BV
2.950%, 12/18/2022	30	30
UnitedHealth Group
4.450%, 12/15/2048	10	10
4.250%, 06/15/2048	10	9
4.000%, 05/15/2029	200	198
3.875%, 12/15/2028	30	30
3.750%, 07/15/2025	30	30
3.500%, 06/15/2023	20	20
2.375%, 10/15/2022	10	10
2.300%, 05/15/2031	20	17
2.000%, 05/15/2030	30	26
1.250%, 01/15/2026	20	18

		9,491

Industrials — 2.1%
3M
3.700%, 04/15/2050	150	129
2.375%, 08/26/2029	30	27
AerCap Ireland Capital DAC
3.000%, 10/29/2028	1,226	1,033
2.450%, 10/29/2026	190	165
Air Lease
3.375%, 07/01/2025	100	94
Burlington Northern Santa Fe
4.550%, 09/01/2044	10	10
Canadian Pacific Railway
2.450%, 12/02/2031	330	282
Carlisle
2.200%, 03/01/2032	634	497
Carrier Global
2.700%, 02/15/2031	10	8

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	$523	$503
Deere
3.750%, 04/15/2050	30	27
3.100%, 04/15/2030	10	9
Delta Air Lines Pass-Through Trust, Ser 2015-1, Cl AA
3.625%, 07/30/2027	472	446
Delta Air Lines Pass-Through Trust, Ser 2019-1, Cl AA
3.204%, 04/25/2024	621	600
Eaton
2.750%, 11/02/2022	450	450
International Lease Finance
5.875%, 08/15/2022	400	401
John Deere Capital MTN
3.350%, 04/18/2029	934	896
Penske Truck Leasing LP
3.900%, 02/01/2024 (B)	965	960
Republic Services
3.200%, 03/15/2025	180	177
Ryder System MTN
3.350%, 09/01/2025	836	810
SMBC Aviation Capital Finance DAC
4.125%, 07/15/2023 (B)	200	198
Union Pacific
3.750%, 07/15/2025	20	20
2.891%, 04/06/2036	20	17

		7,759

Information Technology — 1.2%
Adobe
2.300%, 02/01/2030	210	186
Apple
3.350%, 02/09/2027	210	209
2.900%, 09/12/2027	110	106
2.450%, 08/04/2026	70	67
1.125%, 05/11/2025	130	122
Broadcom
4.926%, 05/15/2037 (B)	33	30
4.150%, 11/15/2030	26	24
3.137%, 11/15/2035 (B)	420	319
Intel
4.750%, 03/25/2050	10	10
3.700%, 07/29/2025	30	30
1.600%, 08/12/2028	50	44
Mastercard
3.850%, 03/26/2050	10	9
3.375%, 04/01/2024	60	60
Micron Technology
2.703%, 04/15/2032	260	207

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Microsoft
3.300%, 02/06/2027	$210	$209
NVIDIA
3.700%, 04/01/2060	90	76
3.500%, 04/01/2040	130	114
3.500%, 04/01/2050	290	246
2.850%, 04/01/2030	90	82
NXP BV
5.000%, 01/15/2033	404	394
2.700%, 05/01/2025	40	38
Oracle
2.875%, 03/25/2031	30	25
2.500%, 10/15/2022	130	130
1.650%, 03/25/2026	150	134
PayPal Holdings
4.400%, 06/01/2032	80	79
1.650%, 06/01/2025	60	57
Salesforce
3.700%, 04/11/2028	150	148
3.250%, 04/11/2023	70	70
1.500%, 07/15/2028	510	445
Texas Instruments
1.750%, 05/04/2030	40	34
TSMC Arizona
2.500%, 10/25/2031	250	214
1.750%, 10/25/2026	230	212
Visa
4.300%, 12/14/2045	10	10
3.150%, 12/14/2025	110	108
1.900%, 04/15/2027	60	55
Workday
3.800%, 04/01/2032	250	228
3.700%, 04/01/2029	60	56
3.500%, 04/01/2027	40	38

		4,625

Materials — 0.9%
Anglo American Capital
3.625%, 09/11/2024 (B)	200	196
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (B)	200	196
2.625%, 04/28/2028 (B)	230	204
Glencore Funding
4.125%, 05/30/2023 (B)	890	887
4.125%, 03/12/2024 (B)	60	60
1.625%, 04/27/2026 (B)	90	79
Nacional del Cobre de Chile
3.150%, 01/15/2051	420	287
Nutrien
1.900%, 05/13/2023	501	493
OCP
4.500%, 10/22/2025 (B)	400	393

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Orbia Advance
2.875%, 05/11/2031 (B)	$200	$161
Southern Copper
3.500%, 11/08/2022	130	130
Suzano Austria GmbH
3.125%, 01/15/2032	510	384
Vale Overseas
6.875%, 11/21/2036	148	159
6.250%, 08/10/2026	240	250

		3,879

Real Estate — 0.7%
Alexandria Real Estate Equities
3.450%, 04/30/2025	802	789
Digital Realty Trust
3.600%, 07/01/2029	815	737
Healthpeak Properties
2.125%, 12/01/2028	769	664
Spirit Realty
2.100%, 03/15/2028	583	489

		2,679

Utilities — 2.3%
American Transmission Systems
2.650%, 01/15/2032 (B)	60	51
American Water Capital
4.450%, 06/01/2032	1,311	1,303
Aquarion
4.000%, 08/15/2024 (B)	227	225
Commonwealth Edison
3.700%, 08/15/2028	468	457
Duke Energy
2.400%, 08/15/2022	150	150
Duke Energy Carolinas
2.850%, 03/15/2032	1,057	938
Duke Energy Florida
3.200%, 01/15/2027	440	429
Exelon
5.625%, 06/15/2035	343	361
FirstEnergy
1.600%, 01/15/2026	30	26
Florida Power & Light
2.450%, 02/03/2032	544	474
National Rural Utilities Cooperative Finance
2.850%, 01/27/2025	1,060	1,037
Northern States Power
7.125%, 07/01/2025	1,190	1,315
NSTAR Electric
1.950%, 08/15/2031	1,000	830
Pacific Gas and Electric
2.100%, 08/01/2027	130	109

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
5.450%, 05/21/2028 (B)	$370	$373
Public Service Enterprise Group
2.875%, 06/15/2024	713	698

		8,776

Total Corporate Obligations
(Cost $119,740) ($ Thousands)		111,006

U.S. TREASURY OBLIGATIONS — 17.6%
U.S. Treasury Bonds
3.625%, 08/15/2043	40	41
2.875%, 05/15/2049	170	158
2.875%, 05/15/2052	1,220	1,152
2.375%, 02/15/2042	968	821
2.375%, 05/15/2051	1,340	1,131
2.250%, 08/15/2049	280	230
2.250%, 02/15/2052	1,396	1,149
2.000%, 11/15/2041	830	659
2.000%, 02/15/2050	850	659
2.000%, 08/15/2051	790	611
1.875%, 02/15/2041	1,544	1,211
1.875%, 02/15/2051	3,230	2,423
1.875%, 11/15/2051	1,080	810
1.750%, 08/15/2041	1,762	1,340
1.625%, 11/15/2050	1,400	985
1.375%, 11/15/2040	880	634
1.375%, 08/15/2050	2,800	1,843
1.250%, 05/15/2050	3,790	2,411
1.125%, 08/15/2040	1,000	691
U.S. Treasury Inflation-Protected Securities
0.125%, 01/15/2030	1,003	958
U.S. Treasury Notes
1.875%, 02/15/2032	3,394	3,075
1.500%, 01/31/2027	11,895	11,106
1.250%, 11/30/2026	2,260	2,093
1.125%, 10/31/2026	220	203
0.750%, 05/31/2026	13,210	12,087
0.625%, 07/31/2026	12,869	11,671
0.625%, 11/30/2027	1,400	1,229
0.375%, 11/30/2025	290	265
0.250%, 05/15/2024	260	247
0.250%, 05/31/2025	4,370	4,032
0.250%, 06/30/2025	240	221
0.250%, 08/31/2025	730	668
0.250%, 09/30/2025	10	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 08/31/2022	$350	$349

Total U.S. Treasury Obligations
(Cost $76,155) ($ Thousands)		67,172

ASSET-BACKED SECURITIES — 9.3%
Automotive — 0.7%

Avis Budget Rental Car Funding AESOP, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (B)	440	404
Avis Budget Rental Car Funding AESOP, Ser 2021-1A, Cl A
1.380%, 08/20/2027 (B)	430	384
Ford Credit Auto Owner Trust, Ser 2020-REV2, Cl A
1.060%, 04/15/2033 (B)	1,144	1,035
Hertz Vehicle Financing III, Ser 2021-2A, Cl B
2.120%, 12/27/2027 (B)	160	141
Hertz Vehicle Financing III, Ser 2021-2A, Cl C
2.520%, 12/27/2027 (B)	300	262
Hertz Vehicle Financing, Ser 2021-1A, Cl B
1.560%, 12/26/2025 (B)	240	222
Hertz Vehicle Financing, Ser 2021-1A, Cl C
2.050%, 12/26/2025 (B)	210	194
		2,642

Credit Card — 0.1%

Capital One Multi-Asset Execution Trust, Ser 2022-A2, Cl A
3.490%, 05/15/2027	432	433

Home — 0.1%

Bayview Financial Mortgage Pass-Through Trust, Ser 2006-A, Cl M3
2.608%, ICE LIBOR USD 1 Month + 0.975%, 02/28/2041 (A)	84	83
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1
1.924%, ICE LIBOR USD 1 Month + 0.300%, 05/25/2037 (A)(B)	157	136
		219

Other Asset-Backed Securities — 8.4%

AEP Texas Restoration Funding, Ser 2019-1, Cl A2
2.294%, 08/01/2031	1,646	1,519

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Applebee's Funding, Ser 2019-1A, Cl A2I
4.194%, 06/05/2049 (B)	$297	$288
CF Hippolyta, Ser 2020-1, Cl A1
1.690%, 07/15/2060 (B)	504	457
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
1.464%, ICE LIBOR USD 1 Month + 0.140%, 07/15/2036 (A)	167	152
DB Master Finance, Ser 2021-1A, Cl A2II
2.493%, 11/20/2051 (B)	1,044	899
FirstKey Homes Trust, Ser 2021-SFR1, Cl A
1.538%, 08/17/2038 (B)	792	710
FirstKey Homes Trust, Ser 2021-SFR3, Cl A
2.135%, 12/17/2038 (B)	441	402
GoodLeap Sustainable Home Solutions Trust, Ser 2022-1GS, Cl B
2.940%, 01/20/2049 (B)	603	537
Hardee's Funding, Ser 2021-1A, Cl A2
2.865%, 06/20/2051 (B)	396	339
Home Partners of America Trust, Ser 2022-1, Cl A
3.930%, 04/17/2039 (B)	1,031	1,007
Invitation Homes Trust, Ser 2018-SFR1, Cl A
2.223%, ICE LIBOR USD 1 Month + 0.700%, 03/17/2037 (A)(B)	1,260	1,241
Merrill Lynch Mortgage Investors Trust, Ser 2004-WMC5, Cl M1
2.554%, ICE LIBOR USD 1 Month + 0.930%, 07/25/2035 (A)	154	149
Morgan Stanley ABS Capital I Trust, Ser 2004-NC7, Cl M1
2.479%, ICE LIBOR USD 1 Month + 0.855%, 07/25/2034 (A)	340	321
Navient Student Loan Trust, Ser 2016-3A, Cl A3
2.974%, ICE LIBOR USD 1 Month + 1.350%, 06/25/2065 (A)(B)	348	346
Navient Student Loan Trust, Ser 2016-6A, Cl A3
2.924%, ICE LIBOR USD 1 Month + 1.300%, 03/25/2066 (A)(B)	550	554
Oak Street Investment Grade Net Lease Fund, Ser 2021-1A, Cl A1
1.480%, 01/20/2051 (B)	956	862
Palmer Square CLO, Ser 2021-2A, Cl A1A3
2.044%, ICE LIBOR USD 3 Month + 1.000%, 10/17/2031 (A)(B)	693	677
Palmer Square CLO, Ser 2022-2A, Cl A1
3.683%, TSFR3M + 1.570%, 07/20/2034 (A)(B)	400	397

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding, Ser 2022-2A, Cl A1
2.358%, TSFR3M + 1.270%, 10/15/2030 (A)(B)	$871	$857
Progress Residential Trust, Ser 2021-SFR2, Cl A
1.546%, 04/19/2038 (B)	597	539
Progress Residential Trust, Ser 2022-SFR2, Cl A
2.950%, 04/17/2027	980	914
RAAC Series Trust, Ser 2005-SP3, Cl M2
2.824%, ICE LIBOR USD 1 Month + 1.200%, 12/25/2035 (A)	87	86
Sabey Data Center Issuer, Ser 2020-1, Cl A2
3.812%, 04/20/2045 (B)	339	328
Sabey Data Center Issuer, Ser 2021-1, Cl A2
1.881%, 06/20/2046 (B)	1,027	900
SBA Small Business Investment, Ser 2019-10A, Cl 1
3.113%, 03/10/2029	141	138
SLC Student Loan Trust, Ser 2010-1, Cl A
2.399%, ICE LIBOR USD 3 Month + 0.875%, 11/25/2042 (A)	159	157
SLM Private Credit Student Loan Trust, Ser 2006-A, Cl A5
2.119%, ICE LIBOR USD 3 Month + 0.290%, 06/15/2039 (A)	183	173
SLM Private Education Loan Trust, Ser 2010-C, Cl A5
6.074%, ICE LIBOR USD 1 Month + 4.750%, 10/15/2041 (A)(B)	353	386
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
3.029%, ICE LIBOR USD 3 Month + 1.200%, 12/15/2033 (A)(B)	102	97
SLM Student Loan Trust, Ser 2005-8, Cl A5
1.354%, ICE LIBOR USD 3 Month + 0.170%, 01/25/2040 (A)	601	563
SLM Student Loan Trust, Ser 2021-10A, Cl A4
2.499%, ICE LIBOR USD 3 Month + 0.670%, 12/17/2068 (A)(B)	97	94
SMB Private Education Loan Trust, Ser 2020-A, Cl A2A
2.230%, 09/15/2037 (B)	199	190
SMB Private Education Loan Trust, Ser 2021-A, Cl A2B
1.590%, 01/15/2053 (B)	379	346
SMB Private Education Loan Trust, Ser 2021-C, Cl B
2.300%, 01/15/2053 (B)	170	151
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/2044 (B)	457	454

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Store Master Funding I-VII, Ser 2018-1A, Cl A1
3.960%, 10/20/2048 (B)	$368	$365
Store Master Funding I-VII, Ser 2019-1, Cl A1
2.820%, 11/20/2049 (B)	316	294
Structured Asset Investment Loan Trust, Ser 2004-7, Cl A8
2.824%, ICE LIBOR USD 1 Month + 1.200%, 08/25/2034 (A)	166	160
Taco Bell Funding, Ser 2021-1A, Cl A2II
2.294%, 08/25/2051 (B)	590	495
Tricon American Homes Trust, Ser 2019-SFR1, Cl A
2.750%, 03/17/2038 (B)	271	261
Tricon Residential Trust, Ser 2021-SFR1, Cl A
1.943%, 07/17/2038 (B)	851	773
TRP - TRIP Rail Master Funding, Ser 2021-2, Cl A
2.150%, 06/19/2051 (B)	280	250
TRP LLC, Ser 2021-1, Cl A
2.070%, 06/19/2051 (B)	492	433
United States Small Business Administration, Ser 2010-20H, Cl 1
3.520%, 08/01/2030	149	146
United States Small Business Administration, Ser 2011-20B, Cl 1
4.220%, 02/01/2031	131	131
United States Small Business Administration, Ser 2011-20J, Cl 1
2.760%, 10/01/2031	95	91
United States Small Business Administration, Ser 2013-20K, Cl 1
3.380%, 11/01/2033	434	425
United States Small Business Administration, Ser 2014-20F, Cl 1
2.990%, 06/01/2034	554	544
United States Small Business Administration, Ser 2015-20C, Cl 1
2.720%, 03/01/2035	497	480
United States Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/2035	263	257
United States Small Business Administration, Ser 2015-20K, Cl 1
2.700%, 11/01/2035	323	315
United States Small Business Administration, Ser 2017-20J, Cl 1
2.850%, 10/01/2037	416	401
United States Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	878	878

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	$50	$46
United States Small Business Administration, Ser 2021-25H, Cl 1
1.450%, 08/01/2046	1,570	1,370
United States Small Business Administration, Ser 2022-25A, Cl 1
2.040%, 01/01/2047	1,089	987
United States Small Business Administration, Ser 2022-25D, Cl 1
3.500%, 04/01/2047	712	700
United States Small Business Administration, Ser 2022-25E, Cl 1
3.940%, 05/01/2047	1,001	1,013
United States Small Business Administration, Ser 2022-25F, Cl 1
4.010%, 06/01/2047	999	1,011
Vantage Data Centers, Ser 2020-2A, Cl A2
1.992%, 09/15/2045 (B)	1,000	870
Wendy's Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (B)	311	299
Wendy's Funding, Ser 2021-1A, Cl A2I
2.370%, 06/15/2051 (B)	1,018	863
Wendy's Funding, Ser 2021-1A, Cl A2II
2.775%, 06/15/2051 (B)	262	219
Wind River CLO, Ser 2021-3A, Cl A
2.213%, ICE LIBOR USD 3 Month + 1.150%, 07/20/2033 (A)(B)	614	593
		31,900

Total Asset-Backed Securities
(Cost $37,664) ($ Thousands)		35,194

SOVEREIGN DEBT — 1.5%

Abu Dhabi Government International Bond
2.500%, 10/11/2022(B)	690	690
Colombia Government International Bond
5.625%, 02/26/2044	280	201
5.200%, 05/15/2049	310	210
3.125%, 04/15/2031	220	162
Indonesia Government International Bond MTN
5.125%, 01/15/2045(B)	200	192
Mexico Government International Bond
3.600%, 01/30/2025	380	377
3.500%, 02/12/2034	1,040	859
Panama Government International Bond
6.700%, 01/26/2036	190	205
4.300%, 04/29/2053	300	235

New Covenant Funds / Annual Report / June 30, 2022

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Peruvian Government International Bond
3.550%, 03/10/2051	$90	$67
Province of Quebec Canada
2.625%, 02/13/2023	500	500
Province of Quebec Canada, Ser A MTN
6.350%, 01/30/2026	1,010	1,100
Republic of Poland Government International Bond
3.250%, 04/06/2026	450	436
Uruguay Government International Bond
4.375%, 01/23/2031	580	586

Total Sovereign Debt
(Cost $6,480) ($ Thousands)		5,820

MUNICIPAL BONDS — 1.5%
California — 0.6%
California Health Facilities Financing Authority, RB
3.378%, 06/01/2028	1,450	1,404
Regents of the University of California Medical Center Pooled Revenue, RB
4.132%, 05/15/2032	600	594
San Jose, Financing Authority, RB
1.311%, 06/01/2026	540	493

		2,491

Michigan — 0.2%
Michigan State, Finance Authority, RB
2.988%, 09/01/2049 (A)	755	747

Missouri — 0.2%
University of Missouri, System Facilities, RB
1.714%, 11/01/2025	725	678

New Jersey — 0.0%
New Jersey State, Transportation Trust Fund Authority, RB
2.551%, 06/15/2023	125	124

New York — 0.3%
New York State Dormitory Authority, Ser B, RB
3.329%, 03/15/2031	415	390
New York State, Urban Development, RB
3.350%, 03/15/2026	665	658

		1,048

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Wisconsin — 0.2%
Wisconsin State, Ser A, RB, AGM
5.700%, 05/01/2026	$685	$728

Total Municipal Bonds
(Cost $6,011) ($ Thousands)		5,816

	Shares
CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, Cl F
1.140%**†	2,168,376	2,168

Total Cash Equivalent
(Cost $2,168) ($ Thousands)		2,168

PURCHASED OPTIONS* — 0.0%
Total Purchased Options
(Cost $26) ($ Thousands)		35

Total Investments in Securities — 101.3%
(Cost $419,039) ($ Thousands)		$386,390

WRITTEN OPTIONS* — (0.0)%
Total Written Options
(Premiums Received $188) ($ Thousands)		$(157)

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Income Fund (Concluded)

A list of open exchange-traded options contracts held by the Fund at June 30, 2022 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
August 2022, U.S. 10 Year Future Option*	11	$1,276	$116.00	7/16/2022	$2

Call Options
August 2022, U.S. 10 Year Future Option*	14	$1,638	117.00	7/16/2022	$27
August 2022, U.S. 10 Year Future Option*	11	1,315	119.50	7/16/2022	6

		2,953			33

Total Purchased Options		$4,229			$35
WRITTEN OPTIONS — 0.0%
Put Options
August 2022, U.S. 10 Year Future Option*	(20)	$(2,290)	114.50	07/16/22	$(2)

Call Options
December 2022, IMM Eurodollar Future Option*	(38)	$(9,167)	96.50	12/17/22	$(27)
December 2022, IMM Eurodollar Future Option*	(130)	(31,525)	97.00	12/17/22	(45)
August 2022, U.S. 10 Year Future Option*	(28)	(3,304)	118.00	07/16/22	(35)
August 2022, U.S. 10 Year Future Option*	(11)	(1,304)	118.50	07/16/22	(10)
August 2022, U.S. 5 Year Future Option*	(20)	(2,230)	111.50	07/16/22	(22)
August 2022, U.S. 5 Year Future Option*	(21)	(2,352)	112.00	07/16/22	(16)

		(49,882)			(155)

Total Written Options		$(52,172)			$(157)

A list of the open futures contracts held by the Fund at June 30, 2022 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
90-Day Euro$	80	Jun-2023	$19,275	$19,313	$39
90-Day Euro$	91	Dec-2022	22,104	21,910	(194)
90-Day Euro$	22	Dec-2023	5,318	5,330	11
U.S. 2-Year Treasury Note	82	Oct-2022	17,275	17,221	(54)
U.S. 5-Year Treasury Note	291	Oct-2022	32,733	32,665	(68)
Ultra 10-Year U.S. Treasury Note	72	Sep-2022	9,249	9,171	(78)
			105,954	105,610	(344)
Short Contracts
U.S. 10-Year Treasury Note	(180)	Sep-2022	$(21,392)	$(21,336)	$56
U.S. Long Treasury Bond	(186)	Sep-2022	(25,989)	(25,784)	205
U.S. Ultra Long Treasury Bond	(30)	Sep-2022	(4,763)	(4,630)	133
			(52,144)	(51,750)	394
			$53,810	$53,860	$50

For the year ended June 30, 2022, the total amount of all open options and futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

The options contracts and futures contracts are considered to have interest rate risk associated with them.

New Covenant Funds / Annual Report / June 30, 2022

Percentages are based on Net Assets of $381,262 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of June 30, 2022.
†	Investment in Affiliated Security (see Note 3).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On June 30, 2022, the value of these securities amounted to $68,697 ($ Thousands), representing 18.0% of the Net Assets of the Fund.

(C)	Interest rate represents the security's effective yield at the time of purchase.
(D)

Security considered restricted, excluding 144A. The total market value of such securities as of June 30, 2022 was $594 ($ Thousands) and represented 0.2% of the Net Assets of the Fund. See table below for acquisition dates and acquisition cost.

ABS — Asset-Backed Security
AGM— Assured Guaranty Municipal
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FRESB — Freddie Mac Small Balance Mortgage Trust
GNMA — Government National Mortgage Association
ICE— Intercontinental Exchange
IO — Interest Only — face amount represents notional amount
JSC — Joint-Stock Company
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
L.P. — Limited Partnership
MTN — Medium Term Note
PLC — Public Limited Company

RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
STACR — Structured Agency Credit Risk
TBA — To Be Announced
TSFR1M — Term Secured Overnight Financing Rate 1 Month
USD — U.S. Dollar

The following is a summary of the level of inputs used as of June 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	159,179	–	159,179
Corporate Obligations	–	111,006	–	111,006
U.S. Treasury Obligations	–	67,172	–	67,172
Asset-Backed Securities	–	35,194	–	35,194
Sovereign Debt	–	5,820	–	5,820
Municipal Bonds	–	5,816	–	5,816
Cash Equivalent	2,168	–	–	2,168
Purchased Options	35	–	–	35
Total Investments in Securities	2,203	384,187	–	386,390

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(157)	–	–	(157)
Futures Contracts*
Unrealized Appreciation	444	–	–	444
Unrealized Depreciation	(394)	–	–	(394)
Total Other Financial Instruments	(107)	–	–	(107)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2022 ($ Thousands):

Security Description	Value 6/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 6/30/2022	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$9,145	$191,696	$(198,673)	$—	$—	$2,168	2,168,376	$6	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

A list of the restricted securities, excluding 144a, held by the Fund at June 30, 2022, is as follows:

Description	Face Amount ($ Thousands)	Acquisition Date/Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)
Corporate Obligation
Cooperatieve Rabobank UA	595,000	09/19/2018	$593	$594

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Balanced Growth Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 99.2%
Equity Fund — 60.7%
New Covenant Growth Fund †	4,084,869	$197,912

Total Equity Fund
(Cost $117,730) ($ Thousands)		197,912
Fixed Income Fund — 38.5%
New Covenant Income Fund †	5,910,274	125,653

Total Fixed Income Fund
(Cost $136,103) ($ Thousands)		125,653

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F
1.140%**†	2,729,251	$2,729

Total Cash Equivalent
(Cost $2,729) ($ Thousands)		2,729

Total Investments in Securities — 100.0%
(Cost $256,562) ($ Thousands)		$326,294

Percentages are based on a Net Assets of $326,365 ($ Thousands).

†	Investment in Affiliated Security (see Note 3).
**	The rate reported is the 7-day effective yield as of June 30, 2022.

Cl — Class

As of June 30, 2022, all of the Fund's investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2022 ($ Thousands):

Security Description	Value 6/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation/(Depreciation)	Value 06/30/2022	Shares	Income	Capital Gains
New Covenant Growth Fund	$227,402	$38,597	$(25,903)	$3,592	$(45,776)	$197,912	4,084,869	$1,322	$11,312
New Covenant Income Fund	142,305	23,815	(23,772)	(2,180)	(14,515)	125,653	5,910,274	2,313	349
SEI Daily Income Trust, Government Fund, Cl F	3,258	29,637	(30,166)	—	—	2,729	2,729,251	4	—
Totals	$372,965	$92,049	$(79,841)	$1,412	$(60,291)	$326,294		$3,639	$11,661

The accompanying notes are an integral part of the financial statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

New Covenant Funds / Annual Report / June 30, 2022

SCHEDULE OF INVESTMENTS

June 30, 2022

New Covenant Balanced Income Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 99.3%
Fixed Income Fund — 63.7%
New Covenant Income Fund †	2,801,796	$59,566

Total Fixed Income Fund
(Cost $64,823) ($ Thousands)		59,566
Equity Fund — 35.6%
New Covenant Growth Fund †	688,257	33,346

Total Equity Fund
(Cost $21,236) ($ Thousands)		33,346

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
1.140%*†	596,791	$597

Total Cash Equivalent
(Cost $597) ($ Thousands)		597

Total Investments in Securities — 99.9%
(Cost $86,656) ($ Thousands)		$93,509

Percentages are based on Net Assets of $93,588 ($ Thousands).
†	Investment in Affiliated Security (see Note 3).
*	Rate shown is the 7-day effective yield as of June 30, 2022.

Cl — Class

As of June 30, 2022, all of the Fund's investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2022 ($ Thousands):

Security Description	Value 6/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 06/30/2022	Shares	Income	Capital Gains
New Covenant Income Fund	$56,398	$16,755	$(6,050)	$(557)	$(6,980)	$59,566	2,801,796	$1,007	$160
New Covenant Growth Fund	31,375	13,247	(4,088)	420	(7,608)	33,346	688,257	198	1,820
SEI Daily Income Trust, Government Fund, Cl F	717	25,894	(26,014)	—	—	597	596,791	1	—
Totals	$88,490	$55,896	$(36,152)	$(137)	$(14,588)	$93,509		$1,206	$1,980

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ THOUSANDS)

June 30, 2022

	Growth Fund		Income Fund	Balanced Growth Fund		Balanced Income Fund
Assets:
Investments, at value†	$476,667		$384,222	$—		$—
Affiliated investments, at value††	17,346		2,168	326,294		93,509
Cash and cash equivalents	2,170		7	—		—
Cash pledged as collateral for futures contracts	1,030		1,118	—		—
Dividends and interest receivable	414		1,931	218		102
Foreign tax reclaim receivable	82		34	—		—
Receivable for fund shares sold	5		5	30		8
Receivable for investment securities sold	—		8,491	—		—
Receivable for variation margin on futures contracts	—		475	—		—
Prepaid expenses	22		15	14		4
Total Assets	497,736		398,466	326,556		93,623
Liabilities:
Options written, at value †††	—		157	—		—
Payable for variation margin on futures contracts	151		644	—		—
Investment advisory fees payable	96		88	—		—
Administration fees payable	83		64	28		9
Social witness and licensing fees payable	63		46	—		—
Payable for investment securities purchased	54		15,478	—		—
Shareholder servicing fees payable	41		32	—		—
Trustees' fees payable	3		2	2		1
Payable for fund shares redeemed	2		1	106		9
CCO fees payable	1		1	—		—
Income distribution payable	—		590	—		—
Accrued expense payable	87		101	55		16
Total Liabilities	581		17,204	191		35
Net Assets	$497,155		$381,262	$326,365		$93,588
† Cost of investments	$290,429		$416,871	$—		$—
†† Cost of affiliated investments	17,346		2,168	256,562		86,656
††† Cost (premiums received)	—		(188)	—		—
Net Assets:
Paid-in Capital — (unlimited authorization — par value $0.001)	$308,691		$421,366	$259,393		$87,736
Total distributable earnings/(loss)	188,464		(40,104)	66,972		5,852
Net Assets	$497,155		$381,262	$326,365		$93,588
Net Asset Value, Offering and Redemption Price Per Share	$48.45		$21.26	$103.68		$20.37
	(497,154,601 ÷ 10,260,722 shares	)	(381,261,681 ÷ 17,929,443 shares )	(326,365,415 ÷ 3,147,714 shares	)	(93,588,132 ÷ 4,595,360 shares	)

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

STATEMENTS OF OPERATIONS ($ THOUSANDS)

For the year ended June 30, 2022

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$7,791	$—	$—	$—
Dividend income from affiliated registered investment company	14	6	3,639	1,206
Interest income	—	8,233	—	—
Total Investment Income	7,805	8,239	3,639	1,206
Expenses:
Investment advisory fees	2,694	1,746	—	—
Administration fees	1,147	831	556	146
Social witness and licensing fees	860	624	—	—
Shareholder servicing fees	573	416	—	—
Trustee fees	13	9	8	2
Chief compliance officer fees	3	2	2	1
Transfer agent fees	98	72	64	16
Professional fees	52	38	34	9
Registration fees	41	31	26	6
Printing fees	24	17	15	4
Custodian fees	6	23	20	5
Other expenses	33	170	4	1
Total Expenses	5,544	3,979	729	190
Less:
Waiver of investment advisory fees	(1,368)	(597)	—	—
Waiver of administration fees	(36)	(46)	(240)	(43)
Net Expenses	4,140	3,336	489	147
Net Investment Income	3,665	4,903	3,150	1,059
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	13,500	(6,179)	—	—
Affiliated investments	—	—	1,412	(137)
Written options	—	899	—	—
Purchased options	—	(658)	—	—
Capital gain distributions received from affiliated investment	—	—	11,661	1,980
Futures contracts	143	(399)	—	—
Net Realized Gain (Loss)	13,643	(6,337)	13,073	1,843
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(94,271)	(40,725)	—	—
Affiliated investments	—	—	(60,291)	(14,588)
Written options	—	27	—	—
Purchased options	—	9	—	—
Futures contracts	(273)	1,412	—	—
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(4)	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(94,548)	(39,277)	(60,291)	(14,588)
Net Realized and Unrealized (Loss)	(80,905)	(45,614)	(47,218)	(12,745)
Net Decrease in Net Assets Resulting from Operations	$(77,240)	$(40,711)	$(44,068)	$(11,686)

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the year ended June 30,

	Growth Fund		Income Fund
	2022	2021	2022	2021
Operations:
Net investment income	$3,665	$3,593	$4,903	$4,621
Net realized gain (loss)	13,643	24,975	(6,337)	6,298
Net change in unrealized appreciation (depreciation)	(94,548)	154,940	(39,277)	(7,003)
Net increase (decrease) in net assets resulting from operations	(77,240)	183,508	(40,711)	3,916
Distributions:
Total distributions	(33,098)	(20,222)	(7,722)	(10,946)
Capital Share Transactions:
Proceeds from shares issued	54,825	21,553	63,080	103,097
Reinvestment of dividends & distributions	29,378	16,202	1,569	4,775
Cost of shares redeemed	(59,338)	(79,906)	(44,923)	(27,086)
Increase (decrease) in net assets derived from capital share transactions	24,865	(42,151)	19,726	80,786
Net increase (decrease) in net assets	(85,473)	121,135	(28,707)	73,756
Net Assets:
Beginning of Year	582,628	461,493	409,969	336,213
End of Year	$497,155	$582,628	$381,262	$409,969
Share Transactions:
Shares issued	996	423	2,725	4,256
Shares issued in lieu of dividends and distributions	482	320	68	197
Shares redeemed	(1,008)	(1,576)	(2,025)	(1,117)
Increase (decrease) in net assets derived from share transactions	470	(833)	768	3,336

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

	Balanced Growth Fund		Balanced Income Fund
	2022	2021	2022	2021
Operations:
Net investment income	$3,150	$3,428	$1,059	$1,065
Net realized gain	13,073	13,957	1,843	4,812
Net change in unrealized appreciation (depreciation)	(60,291)	54,893	(14,588)	5,315
Net increase (decrease) in net assets resulting from operations	(44,068)	72,278	(11,686)	11,192
Distributions:
Total distributions	(15,484)	(20,830)	(4,562)	(4,450)
Capital Share Transactions:
Proceeds from shares issued	26,058	28,734	24,478	7,845
Reinvestment of dividends & distributions	14,207	18,967	3,968	3,618
Cost of shares redeemed	(27,362)	(21,616)	(7,107)	(8,498)
Increase in net assets derived from capital share transactions	12,903	26,085	21,339	2,965
Net increase (decrease) in net assets	(46,649)	77,533	5,091	9,707
Net Assets:
Beginning of Year	373,014	295,481	88,497	78,790
End of Year	$326,365	$373,014	$93,588	$88,497
Share Transactions:
Shares issued	214	249	1,023	341
Shares issued in lieu of dividends and distributions	116	168	170	158
Shares redeemed	(226)	(188)	(310)	(366)
Increase in net assets derived from share transactions	104	229	883	133

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

Growth Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$59.51	$43.44	$42.86	$43.17	$40.15
Investment Activities:
Net investment income(1)	0.37	0.36	0.51	0.50	0.46
Net realized and unrealized gains (losses) on securities and foreign currency transactions(1)	(7.95)	17.75	2.56	2.28	5.34
Total from investment activities	(7.58)	18.11	3.07	2.78	5.80
Dividends and Distributions from:
Net investment income	(0.35)	(0.40)	(0.50)	(0.50)	(0.39)
Net realized gains	(3.13)	(1.64)	(1.99)	(2.59)	(2.39)
Total dividends and distributions	(3.48)	(2.04)	(2.49)	(3.09)	(2.78)
Net Asset Value, End of Year	$48.45	$59.51	$43.44	$42.86	$43.17
Total Return†	(13.92)%	42.58%	7.18%	7.21%	14.74%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$497,155	$582,628	$461,493	$448,958	$428,674
Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.85%	0.87%
Ratio of expenses to average net assets, excluding waivers	0.97%	0.97%	0.99%	1.12%	1.12%
Ratio of net investment income to average net assets	0.64%	0.69%	1.19%	1.19%	1.08%
Portfolio turnover rate	5%	4%	19%	47%	24%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

New Covenant Funds / Annual Report / June 30, 2022

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

Income Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$23.89	$24.32	$23.50	$22.62	$23.21
Investment Activities:
Net investment income(1)	0.27	0.30	0.48	0.52	0.45
Net realized and unrealized gains (losses) on securities (1)	(2.48)	(0.02)	0.89	0.92	(0.57)
Total from investment activities	(2.21)	0.28	1.37	1.44	(0.12)
Dividends and Distributions from:
Net investment income	(0.37)	(0.43)	(0.55)	(0.56)	(0.47)
Net realized gains	(0.05)	(0.28)	–	–	–
Total dividends and distributions	(0.42)	(0.71)	(0.55)	(0.56)	(0.47)
Net Asset Value, End of Year	$21.26	$23.89	$24.32	$23.50	$22.62
Total Return†	(9.34)%	1.13%	5.91%	6.46%	(0.54)%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$381,262	$409,969	$336,213	$330,498	$318,955
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets, excluding waivers	0.96%	0.96%	0.96%	0.95%	0.95%
Ratio of net investment income to average net assets	1.18%	1.22%	2.01%	2.29%	1.95%
Portfolio turnover rate	97%	112%	144%	188%	210%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

Balanced Growth Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$122.54	$104.95	$103.45	$102.94	$96.48
Investment Activities:
Net investment income(1)	1.01	1.18	1.53	1.58	1.23
Net realized and unrealized gains (losses) on securities (1)	(14.80)	23.76	6.09	5.21	6.86
Total from investment activities	(13.79)	24.94	7.62	6.79	8.09
Dividends and Distributions from:
Net investment income	(1.43)	(2.03)	(1.95)	(1.83)	(0.90)
Net realized gains	(3.64)	(5.32)	(4.17)	(4.45)	(0.73)
Total dividends and distributions	(5.07)	(7.35)	(6.12)	(6.28)	(1.63)
Net Asset Value, End of Year	$103.68	$122.54	$104.95	$103.45	$102.94
Total Return†	(11.85)%	24.50%	7.57%	7.12%	8.45%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$326,365	$373,014	$295,481	$293,822	$290,444
Ratio of net expenses to average net assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of expenses to average net assets, excluding waivers	0.20%	0.21%	0.21%	0.21%	0.21%
Ratio of net investment income to average net assets	0.85%	1.02%	1.49%	1.56%	1.22%
Portfolio turnover rate	14%	11%	22%	16%	11%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

Balanced Income Fund
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$23.84	$22.01	$21.41	$21.23	$20.74
Investment Activities:
Net investment income(1)	0.25	0.29	0.38	0.39	0.31
Net realized and unrealized gains (losses) on securities (1)	(2.67)	2.76	1.11	0.96	0.63
Total from investment activities	(2.42)	3.05	1.49	1.35	0.94
Dividends and Distributions from:
Net investment income	(0.30)	(0.49)	(0.40)	(0.42)	(0.29)
Net realized gains	(0.75)	(0.73)	(0.49)	(0.75)	(0.16)
Total dividends and distributions	(1.05)	(1.22)	(0.89)	(1.17)	(0.45)
Net Asset Value, End of Year	$20.37	$23.84	$22.01	$21.41	$21.23
Total Return†	(10.70)%	14.24%	7.14%	6.76%	4.57%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$93,588	$88,497	$78,790	$78,448	$77,329
Ratio of net expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of expenses to average net assets, excluding waivers	0.20%	0.21%	0.21%	0.20%	0.21%
Ratio of net investment income to average net assets	1.09%	1.25%	1.76%	1.86%	1.48%
Portfolio turnover rate	11%	15%	19%	11%	10%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2022

NOTES TO FINANCIAL STATEMENTS

June 30, 2022

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (“SIMC” or the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.
Income Fund	High level of current income with preservation of capital.
Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.
Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

New Covenant Funds / Annual Report / June 30, 2022

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

Futures cleared through a central clearing house (“centrally cleared futures”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures is provided by an independent source. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with the established NAV of each fund.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

New Covenant Funds / Annual Report / June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2022, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

New Covenant Funds / Annual Report / June 30, 2022

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2022, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the- counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as

New Covenant Funds / Annual Report / June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements. Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid

New Covenant Funds / Annual Report / June 30, 2022

monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitations are 0.13% and 0.15% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated by the Adviser at any time. The following is a summary of annual fees payable to the Administrator:

	First $2.5 Billion	Next $500 Million	Over $3 Billion
Growth Fund	0.2000%	0.1650%	0.1200%

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Income Fund	0.2000%	0.1775%	0.1550%	0.1325%	0.1100%
Balanced Growth Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%
Balanced Income Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with the Adviser. Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.47% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitation is 0.80% for the Income Fund. Effective May 13, 2019, the voluntary expense limitation is 0.72% for the Growth Fund.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub-adviser is responsible for making investment decisions.

The following is the sub-adviser for the Growth Fund: Parametric Portfolio Associates LLC.

The following are the sub-advisers for the Income Fund: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI”). The Funds do not compensate the Distributor in its capacity as principal distributor.

Shareholder Service Plan and Agreement—The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities

New Covenant Funds / Annual Report / June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Government Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2022, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

New Covenant Funds / Annual Report / June 30, 2022

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Cash with a total market value of $1,030 and $1,118 ($ Thousands) for the Growth Fund and Income Fund, respectively, has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2022.

For the year ended June 30, 2022, the Funds held derivatives throughout the period with only one type of risk exposure. Additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities, and Statements of Operations.

The following table discloses the volume of the Funds' futures contracts, option contracts, forward foreign currency contracts and swap contracts (if applicable) activity during the year ended June 30, 2022 ($ Thousands):

	Growth Fund	Income Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Long	$9,709	$139,222
Average Notional Balance Short	—	77,568
Options/Swaptions:
Interest
Average Notional Balance Long	—	116
Average Notional Balance Short	—	329

New Covenant Funds / Annual Report / June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2022, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Growth Fund
Purchases	$—	$25,176	$25,176
Sales	—	40,039	40,039
Income Fund
Purchases	356,399	68,991	425,390
Sales	349,001	57,309	406,310
Balanced Growth Fund
Purchases	—	62,413	62,413
Sales	—	49,675	49,675
Balanced Income Fund
Purchases	—	30,002	30,002
Sales	—	10,138	10,138

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of reclassification of capital gain distribution on REITs and RICs, investments in publicly traded partnerships, reclassifications of distributions,and gains and losses on paydowns of mortgage and asset-backed securities for tax purposes. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of June 30, 2022.

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2022	$6,699	$26,399	$33,098
	2021	7,269	12,953	20,222
Income Fund	2022	7,072	650	7,722
	2021	10,298	648	10,946
Balanced Growth Fund	2022	5,584	9,900	15,484
	2021	6,451	14,379	20,830
Balanced Income Fund	2022	1,378	3,184	4,562
	2021	2,013	2,437	4,450

New Covenant Funds / Annual Report / June 30, 2022

As of June 30, 2022, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Growth Fund	$583	$3,026	$—	$—	$184,852	$3	$188,464
Income Fund	660	—	(1,047)	(6,334)	(32,711)	(672)	(40,104)
Balanced Growth Fund	36	10,098	—	—	56,839	(1)	66,972
Balanced Income Fund	243	1,220	—	—	4,388	1	5,852

For Federal income tax purposes, the cost of securities owned at June 30, 2022, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments and basis adjustments from investments in registered investment companies which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses for an unlimited period. Losses carried forward are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Income Fund	$636	$411	$1,047

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2022 was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Growth Fund	$309,150	$210,228	$(25,376)	$184,852
Income Fund	419,096	370	(33,081)	(32,711)
Balanced Growth Fund	269,455	80,182	(23,343)	56,839
Balanced Income Fund	89,121	12,110	(7,722)	4,388

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

Asset Allocation Risk — The risk that SIMC’s decisions regarding the allocation of a Balance Funds assets to the Growth Fund and Income Fund will not anticipate market trends successfully.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are

New Covenant Funds / Annual Report / June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2022

generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the Fund's total investment exposure substantially exceeds the value of its portfolio securities. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or

New Covenant Funds / Annual Report / June 30, 2022

widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk —Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

New Covenant Funds / Annual Report / June 30, 2022

NOTES TO FINANCIAL STATEMENTS (Concluded)

June 30, 2022

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers various social- witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to- reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

8. CONCENTRATION OF SHAREHOLDERS

On June 30, 2022, the number of shareholders below held the following percentage of the outstanding shares of the Funds. These shareholders are affiliated with the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Fund	3	77.03%
Income Fund	3	81.91%
Balanced Growth Fund	1	0.00%
Balanced Income Fund	2	17.29%

9. REGULATORY MATTERS

On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. On March 5, 2021, the ICE Benchmark Administration clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund

New Covenant Funds / Annual Report / June 30, 2022

investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2022.

New Covenant Funds / Annual Report / June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees New Covenant Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of New Covenant Funds, comprised of New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund (collectively, the Funds), including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2022, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

August 29, 2022

New Covenant Funds / Annual Report / June 30, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2022.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Chairman of the Board of Trustees*	since 2012	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	95

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 82 yrs. old	Trustee*	since 2012	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	95

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2012	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	95

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2012	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	95

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

New Covenant Funds / Annual Report / June 30, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 80 yrs. old	Trustee	since 2012	Retired Private Investor since 1994.	95

Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2012	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	95

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2015	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015.	95

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 71 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	95

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	95

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

New Covenant Funds / Annual Report / June 30, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 75 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 – June 2021. Senior Manager, Ernst & Young LLP, October 2017 – August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O'Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors' Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Frost Family of Funds since 2019. Chief Compliance Officer of Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund and Delaware Wilshire Private Markets Tender Fund since 2020. Chief Compliance Officer of the Catholic Responsible Investments Funds since 2021. Chief Compliance Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Vice President and Secretary	since 2012

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katie Mason One Freedom Valley Drive Oaks, PA 19456 42 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bryant Smith One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2022	Mutual Fund Compliance Officer for the SEI Funds and the Advisors’ Inner Circle Series Trust from 2015-2022.	N/A	N/A

New Covenant Funds / Annual Report / June 30, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

New Covenant Funds / Annual Report / June 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

June 30, 2022

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2022 to June 30, 2022).

The table on this page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$786.70	0.72%	$3.19
Hypothetical 5% Return	$1,000.00	$1,021.22	0.72%	$3.61
Income Fund
Actual Fund Return	$1,000.00	$915.30	0.80%	$3.80
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Balanced Growth Fund
Actual Fund Return	$1,000.00	$838.70	0.13%	$0.59
Hypothetical 5% Return	$1,000.00	$1,024.15	0.13%	$0.65
Balanced Income Fund
Actual Fund Return	$1,000.00	$870.90	0.15%	$0.70
Hypothetical 5% Return	$1,000.00	$1,024.05	0.15%	$0.75

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

New Covenant Funds / Annual Report / June 30, 2022

(This page intentionally left blank)

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve or renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

New Covenant Funds / Annual Report / June 30, 2022

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

At the March 21-23, 2022 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was renewed at meetings of the Board held during the course of the Trust’s fiscal year on September 13-15, 2021 and December 6-8, 2021. In each case, the Board’s renewal was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses) and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

New Covenant Funds / Annual Report / June 30, 2022

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 22, 2022, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2021 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that additional monitoring processes, including manual reviews of upcoming market closures, have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

New Covenant Funds / Annual Report / June 30, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a June 30, 2022 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2022 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2022, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Growth Fund	79.76%	0.00%	20.24%	100.00%	90.29%
Income Fund	8.52%	0.00%	91.48%	100.00%	0.00%
Balanced Growth Fund	63.94%	0.00%	36.06%	100.00%	45.24%
Balanced Income Fund	69.78%	0.00%	30.22%	100.00%	27.01%

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
Growth Fund	91.18%	0.00%	0.01%	100.00%	2.74%
Income Fund	0.00%	12.10%	98.55%	100.00%	0.00%
Balanced Growth Fund	64.76%	0.00%	0.00%	100.00%	0.00%
Balanced Income Fund	26.97%	0.00%	0.00%	100.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

(3) ‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

New Covenant Funds / Annual Report / June 30, 2022

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2022

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Katie Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bryant Smith

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

New Covenant Fund

877-835-4531

NEW COVENANT FUNDS®

NF-ANNUAL (06/22)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2022 and 2021 as follows:

		Fiscal Year 2022			Fiscal Year 2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$73,330	N/A	$0	$70,330	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$331,000	$0	$0	$402,250	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2022	Fiscal Year 2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2022 and 2021 were $331,000 and $402,250, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 6, 2022

By	/s/ Ankit Puri
Ankit Puri
Controller & CFO

Date: September 6, 2022